[PHOTO]

VANGUARD
VARIABLE INSURANCE
FUND

Semiannual Report
March 31, 1997


[THE VANGUARD GROUP LOGO]


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[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                  CONTENTS

                                 A Message To
                               Our Planholders

                                      1

                                 The Markets
                                In Perspective

                                      4

                                 Reports From
                                 The Advisers

                                      6

                                 Performance
                                  Summaries

                                      14

                                  Financial
                                  Statements

                                      19

                            Trustees And Officers

                              INSIDE BACK COVER

                      All comparative mutual fund data
                  are from Lipper Analytical Services, Inc.
                   or Morningstar unless otherwise noted.

[PHOTO]

DEAR PLANHOLDER,

The performance of the nine Portfolios of Vanguard Variable Insurance Fund during the past six months reflected the varied, yet generally positive, returns available from the different segments of the financial markets. During the period ended March 31, stocks of large U.S. companies continued to ascend, bonds plodded along in the face of higher interest rates, and money market yields rose.

         The table below shows the total return (capital change plus reinvested dividends) of each Portfolio relative to its benchmark index or average competitor.

         The total return figures reflect the change in net asset value for each Portfolio adjusted to include the reinvestment of any income or capital gains distributions. In the table on page 2, we provide the actual returns to investors in the Vanguard Variable Annuity Plan. These returns are lower because they take into account the administrative and insurance expenses associated with the Plan, which total about 0.46% annually (far below the industry average of 1.27%).

----------------------------------------------------------
                                         FUND TOTAL RETURN
                                         SIX MONTHS ENDED
                                          MARCH 31, 1997
----------------------------------------------------------
MONEY MARKET PORTFOLIO*                        + 2.7%
Average Money Market Fund                      + 2.4
----------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO                      + 2.4%
Lehman Aggregate Bond Index                    + 2.4
----------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                      + 4.7%
Lehman High Yield Bond Index                   + 4.7
----------------------------------------------------------
BALANCED PORTFOLIO                             + 7.1%
Composite Index**                              + 7.9
----------------------------------------------------------
EQUITY INDEX PORTFOLIO                         +11.2%
EQUITY INCOME PORTFOLIO                        +13.0
GROWTH PORTFOLIO                               + 6.7
S&P 500 Index                                  +11.2
----------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                 - 9.7%
Russell 2000 Index                             - 0.2
----------------------------------------------------------
INTERNATIONAL PORTFOLIO                        + 5.9%
MSCI-EAFE Index                                + 0.1
----------------------------------------------------------

 *Money market funds do not assure a stable value of $1.00 per share, and, unlike bank certificates of deposit, are not insured by the Federal Deposit Insurance Corporation.

**65% S&P 500 Index, 35% Lehman Long-Term Corporate AA or Better Bond Index.

THE PERIOD IN REVIEW

The stock market continued to advance during the first six months of Vanguard Variable Insurance Fund's 1997 fiscal year, but the ride was bumpy. Fueled by moderate economic growth and little sign of inflation, the Standard & Poor's 500 Composite Stock Price Index rose more than +10% during the first two months of the period. But after a dip in December and then a strong January, the stock market remained flat in February and declined -4.1% in March, largely a response to the growing fear of inflation and higher interest rates. For the six months, the S&P 500 Index, which is dominated by large-capitalization stocks, achieved a return of +11.2%. Small stocks lagged far behind large stocks, ending the period with a negative return of -0.2% (as represented by the Russell 2000 Index).

         The bond market shared in the volatility. The yield on the benchmark 30-year U.S. Treasury bond started the period on a downward path, falling from 6.92% on September 30, 1996, to 6.35% on November 30. But from there, the long bond's yield rose steadily, ending the six-month period at 7.10%. Partly responsible for the increase was the Federal

Reserve Board's decision to raise its target for short-term interest rates by 25 basis points (0.25%). Short-term rates rose on balance from 5.03% to 5.32%.

--------------------------------------------------
                               PLAN TOTAL RETURNS*
                                 SIX MONTHS ENDED
PORTFOLIO                         MARCH 31, 1997
--------------------------------------------------
Money Market                          + 2.4%
High-Grade Bond                       + 2.2
High Yield Bond                       + 4.4
Balanced                              + 6.9
Equity Index                          +10.9
Equity Income                         +12.7
Growth                                + 6.4
Small Company Growth                  - 9.9
International                         + 5.7
--------------------------------------------------

*After administrative and insurance expenses associated with the Plan.


         The MONEY MARKET PORTFOLIO, which benefited from relatively high yields on short-term investments, earned a return of +2.7%, topping the +2.4% return of the average money market fund. Our advantage came primarily from our low expense ratio (expenses as a percentage of average net assets), which at 0.19% in fiscal 1996 was less than one-quarter that of our average competitor.

         The HIGH-GRADE BOND PORTFOLIO reflected the lackluster bond market, matching the +2.4% return of the unmanaged Lehman Brothers Aggregate Bond Index and surpassing the +2.0% return of the average intermediate-term U.S. government fund. The HIGH YIELD BOND PORTFOLIO, one of two Portfolios we introduced less than a year ago, fared better as the economy's strength helped prop up lower- and medium-quality bonds. The Portfolio's +4.7% return for the period was equal to that of the Lehman High Yield Bond Index and above the +4.4% return of the average high-yield bond mutual fund.

         As expected, the return of our BALANCED PORTFOLIO (+7.1%) fell between the returns of the U.S. stock and bond markets, reflecting the Portfolio's policy of investing 60% to 70% of its assets in stocks and the rest in high-quality, long-term bonds. Our return was well above that of the average balanced fund, which provided a +5.4% return for the six months.

         The EQUITY INDEX PORTFOLIO provided a perfect match of the +11.2% return of the S&P 500 Index. Our precise tracking of the Index is notable since the Portfolio incurs fund and administrative expenses that the Index, as a theoretical construct, does not.

         The biggest gainer was our EQUITY INCOME PORTFOLIO, which provided a return of +13.0% during the six months, well above the +9.4% return of the average equity income fund, and even above that of the S&P 500 Index. Our focus on value-oriented, high-yielding stocks such as petroleum and financial companies--a fairly conservative equity investment strategy--was rewarded during the period. The return of our GROWTH PORTFOLIO lagged the overall market but outpaced that of its average competitor (+6.7% versus +4.1% for the average growth mutual fund).

         Our SMALL COMPANY GROWTH PORTFOLIO, the other "new" entry to our line-up, suffered through a poor six months, providing a negative return of -9.7% as small stocks could not shake off a series of earnings disappointments. Our relative performance was also subpar; the average small-company growth fund declined by -4.5% for the period.

         Among foreign stock markets, generally positive returns were eroded by the strong U.S. dollar. Though Pacific markets (especially Japan) lagged, European and emerging markets flourished. The +5.9% return of our INTERNATIONAL PORTFOLIO, which emphasizes established growth companies, outpaced both the scant +0.1% return of the Morgan Stanley Capital International-Europe, Australasia, Far East Index and the +5.3% return of the average international mutual fund.

         The fits and starts experienced by the stock market over the past two months have served as a crystal-clear reminder that volatility is, indeed, a two-way street. Fortunately,





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for long-term investors who maintain a balanced portfolio of stock funds, bond funds, and money market investments, short-term market fluctuations are relatively unimportant. What is truly important for investors to remember is that the financial markets are always subject to turbulence and that a balanced investment program--thoughtfully constructed and steadfastly maintained--is a strong ally in withstanding these inevitable ups and downs.

         We look forward to reporting to you on the full 1997 fiscal year six months hence.


/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN

John C. Bogle                                               John J. Brennan
Chairman of the Board                                       President

April 21, 1997





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[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MARCH 31, 1997

U.S. EQUITY MARKETS

Three key ingredients continued to provide the foundation for the U.S. stock market's solid performance during the past six months: moderate economic growth, quiescent inflation, and solid increases in corporate profits. Concern grew that continued economic expansion could lead to higher inflation, although as of the period's end there was no confirmed sign that inflation had increased. The result has been an erratic upward drift in interest rates amid continued strong returns from domestic equities.

         Those strong returns have, however, been concentrated in the shares of large companies. The Standard & Poor's 500 Composite Stock Price Index, for example, gained 11.2% over the six-month period, compared to a -0.2% loss for the Russell 2000 Index. Larger companies have outperformed their smaller-capitalization counterparts fairly consistently since the end of 1993. There are a variety of theories as to why, including better earnings growth, greater productivity, and more foreign sales for the biggest firms.

         The recent gap in performance between large and small is particularly noticeable in two sectors: technology and health care. Over the past six months, technology issues in the S&P 500 Index have gained 15.0% while those in the Russell 2000 Index have dropped -15.3%. In health care, the S&P's holdings gained 9.7%, compared to a decline of -11.9% in the Russell 2000 Index. Within these sectors, the larger companies' dominant products and the predictable earnings they generate appear to be the primary difference.

-----------------------------------------------------------------------
                                                 TOTAL RETURNS
                                         PERIODS ENDED MARCH 31, 1997
                                        -------------------------------
                                        6 MONTHS   1 YEAR      5 YEARS*
-----------------------------------------------------------------------
EQUITY
   S&P 500 Index                          11.2%     19.8%        16.4%
   Russell 2000 Index                     -0.2       5.1         12.8
   MSCI-EAFE Index                         0.1       1.8         10.9
-----------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index             2.4%      4.9%         7.2%
   Lehman 10-Year Municipal
     Bond Index                            2.8       5.2          7.5
   Salomon 90-Day U.S. Treasury Bills      3.1       5.2          4.4
-----------------------------------------------------------------------
OTHER
   Consumer Price Index                    1.4%      2.8%         2.8%
-----------------------------------------------------------------------

*Average annual.

         Financial-service firms, by contrast, have generally fared well regardless of size, with gains of 16.6% in the S&P 500 Index and 13.2% in the Russell 2000 Index since September. The strength of the economy, which helps to keep bad-debt levels at a minimum, and the overall growth of consumer credit have helped these stocks greatly. It's worth noting, however, that financial services was the S&P's worst-performing sector (-7.1%) during March's -4.1% decline. This weakness reflects concern that the Federal Reserve's recent interest rate increase may lead to narrower profit margins for lenders.

U.S. FIXED-INCOME MARKETS

The erratic rise in interest rates during the past six months reflected rising and falling expectations regarding economic growth and inflation. During October and November,

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investors seemed to expect a slowing of growth, and the 10-year U.S. Treasury's yield declined from 6.70% to 6.04% at the end of November. The same note's yield then rose to 6.67% in late January, riding a perception that growth was markedly stronger than analysts had expected, only to fall to 6.26% in mid-February. Then the consensus shifted once again, and renewed expectations of higher inflation pushed the 10-year's yield to 6.90% at the end of March.

         There is a simple explanation for this interest rate seesaw. Many investors consider it a paradox that the economy has continued to expand at a robust pace accompanied by strong job growth and low unemployment--but no increase in inflation. Bond investors have therefore been particularly sensitive to economic reports that might reveal inflation to be creeping up at last. The data have been variable, tilting the consensus back and forth between expectations of higher or continued stable inflation rates. The past six months have witnessed several such shifts, culminating in the Federal Reserve's decision to increase its target federal funds rate from 5.25% to 5.50% on March 25, due to concerns about strong growth in demand across the economy.

         The net result for bond investors has been mediocre returns. The 2.4% generated by the Lehman Brothers Aggregate Bond Index over the past six months, for example, consists of an income return of 3.4% and a capital decline of -1.0%, reflecting the modest increase in interest rates. During this period, investors who favored shorter-maturity and higher-quality issues achieved somewhat better returns. Mortgage-backed securities performed well on a relative basis, as higher rates led to fewer mortgage refinancings. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

With the dollar strengthening by 8% to 13% against most major currencies, U.S. investors who held foreign equities faced a headwind during the past six months. (The major exception was the pound sterling, which appreciated 5% against the dollar.) The Morgan Stanley Capital International-Europe, Australasia, Far East Index gained a mere 0.1% in dollar terms, while in local terms the return was 6.7%. Those who favored Europe over the Pacific region did not feel the pain as much, due to the strong (21.0%) return generated by the local markets. For U.S. investors, European markets provided 15.1%. The strength of the European markets can be attributed to several factors, including (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

         Investors with a focus in the Pacific markets were less fortunate, as the aggregate return for this region was -9.4% in local currency and -16.3% in dollars. The primary source of the weakness was Japan, whose market fell -13.2%, producing a -21.9% drop for dollar-based investors. Despite positive news, including reports of growth in exports, lower inventories, and higher industrial production, the focus in the Japanese market has been the poor quality of many banks' balance sheets and the likely effects of an increase in the consumption tax.

[PHOTO]

REPORT FROM VANGUARD FIXED INCOME GROUP
MONEY MARKET PORTFOLIO AND HIGH-GRADE BOND PORTFOLIO

In the first half of fiscal year 1997, the six months ended March 31, interest rates rose approximately 0.25%. Returns on money market investments were stable at an annual rate of about 5%, or roughly 2% ahead of inflation. Longer-term bond investments produced somewhat lower returns, as interest income was partially offset by lower market values for bonds. At present, bond markets offer real, or inflation-adjusted, yields in the neighborhood of 4%, relatively generous by historic standards.

MONEY MARKET PORTFOLIO

The increase in market interest rates paralleled the increase in the benchmark federal funds rate engineered on March 25 by the Federal Reserve Board in its first tightening of monetary policy since early 1995. Remarks by Fed officials indicate that they feel the economic headwinds (primarily job insecurity) that have kept inflationary pressures in check have largely dissipated.

         Low unemployment and rising wages are fueling consumer confidence and boosting the economy's annual growth rate above the 2% to 2.5% speed limit that has been viewed in the past as noninflationary. Ironically, broad-based inflation measures are well-behaved. However, monetary policy is a blunt instrument that affects the economy with significant time lags and to varying degrees. By acting now, U.S. central bankers are attempting to protect hard-won progress against inflation before serious damage is done.

         In managing the Money Market Portfolio of Vanguard Variable Insurance Fund, we are sticking with our conservative approach. The credit quality of the Portfolio is relatively high, even by the strict regulatory standards of money market fund investing. During the period, there was yet another reminder of the futility of compromising creditworthiness to reach for higher yield. At least one of our competitors held the defaulted commercial paper of Mercury Finance, a company specializing in "sub-prime" (read: high-risk) loans. These investments qualified for inclusion in money market funds by only the thinnest of margins and were well outside the boundaries of our investment policy. The competitor had been a leader in the money market fund performance charts (a status due almost entirely to its temporary waiver of expenses, with minimal contribution from its aggressive investments), but by a differential so small as to be meaningless when compared to the risks being taken. While the fund's sponsor "bailed out" investors from any losses, it should be emphasized that the sponsor was under no legal obligation to do so.

INVESTMENT PHILOSOPHY

MONEY MARKET PORTFOLIO

The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, non-financial corporations, and the U.S. government.

HIGH-GRADE BOND PORTFOLIO

The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.

         Suffice it to say: Our philosophy is that high quality and consistently low expenses are the right formula for long-term success in money market investing.

HIGH-GRADE BOND PORTFOLIO

During the six months ended March 31, the bond market experienced a moderate rise in yields. The yield curve for U.S. Treasury securities flattened slightly, as yields on two-year issues rose by 0.30% while yields on 30-year bonds rose by only 0.18%. This small rise in rates occurred in response to continued economic growth and the Federal Reserve's boosting of short-term rates.

         Over the full twelve months ended March 31, yields rose by about 0.60% on 2-year and 10-year Treasury notes, while yields increased by about 0.40% for 30-year bonds.

         The total returns (capital change plus reinvested income) provided by the various sectors of the Lehman Brothers Aggregate Bond Index for the six- and twelve-month periods ended March 31 are shown below.

         As the table shows, the best-performing category for both periods was the mortgage-backed sector. This relatively strong performance was due to the shorter average life of mortgage-backed securities, which means they suffer smaller price declines than other bonds when interest rates rise, and to the higher yields offered by this sector. Corporate bonds were the next-best performer, primarily because higher yields were offered by the corporate sector and because stronger corporate balance sheets have led to a narrowing of the spread between yields on corporate bonds and those on U.S. Treasury bonds.

---------------------------------------------------------------
                                    SIX-MONTH      TWELVE-MONTH
                                   TOTAL RETURN    TOTAL RETURN
---------------------------------------------------------------
Lehman Aggregate Bond Index            2.4%            4.9%
---------------------------------------------------------------
Government Sector                      2.1%            4.3%
---------------------------------------------------------------
Corporate Sector                       2.4%            5.0%
---------------------------------------------------------------
Mortgage-Backed Sector                 3.0%            6.0%
---------------------------------------------------------------

         The High-Grade Bond Portfolio is designed to closely replicate the performance of the Lehman Aggregate Bond Index, which is a good benchmark for the U.S. taxable bond market. For the six- and twelve-month periods ended March 31, the Portfolio's returns were 2.4% and 4.9%, respectively, matching the returns on the Index. When returns are adjusted for fund operating expenses and transaction costs (neither of which affects the theoretical Index), the Portfolio actually outperformed the Index by 0.2% for the six months and 0.4% for the twelve months.

         As of March 31, 1997, the Portfolio comprised 35% government bonds, 30% corporate bonds, 5% foreign bonds (denominated in U.S. dollars), and 30% mortgage-backed securities.

John W. Hollyer, Principal
Kenneth E. Volpert, Principal

April 14, 1997

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
HIGH YIELD BOND PORTFOLIO

         This is our second letter to planholders since the High Yield Bond Portfolio began operations on June 3, 1996.

         Since inception and for the last six months, the Portfolio has returned 9.4% and 4.7%, respectively. The yields on 10-year U.S. Treasury securities are only three basis points (0.03%) higher than in June, but they have increased by 20 basis points since we wrote to you in the Annual Report last October. As we mentioned then, below-investment-grade bonds usually outperform higher-quality bonds in an environment where investors are anticipating strong economic growth and when interest rates are rising moderately. The six-month period ended March 31 was no exception.

         Because the economy has performed so well since last June, the default rate for companies whose bonds are rated below investment grade continues to be below historical averages. We expect similar economic growth this year--in the 2% to 3% range--so the default rate should remain low. Thus, we do not anticipate any major economic problems that would cause your Portfolio to suffer meaningful deterioration in credit quality. Given this benign economic outlook, we continue to emphasize large, economically sensitive issuers.

         We will be vigilant, however, in examining the large number of new issues. Cash flows into high-yield bond mutual funds, at least until the second half of March, were strong. So much money coming in can lead funds to "lower the bar" for credit acceptability, and the credit quality of companies coming to market often slips during such periods. Although ample liquidity exists in the banking system, which gives high-yield issuers financing flexibility for periods when cash is short, it is still critically important to be selective in choosing companies in which to invest. Individual investment mistakes in the high-yield market can be costly, since the value of the securities can erode severely and very quickly.

         We exercise in-depth credit research on a company-by-company basis and emphasize diversification in the Portfolio's construction. The Portfolio today owns bonds of more than 100 issuers that represent a broad range of industries and companies. Our holdings continue to be focused on cash-paying issues rated B or better. In other words, our emphasis is on relatively higher-quality bonds within the below-investment-grade market.

Earl E. McEvoy, Senior Vice President and Portfolio Manager

April 14, 1997

INVESTMENT PHILOSOPHY

The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
BALANCED PORTFOLIO

         During the six months ended March 31, 1997, the Balanced Portfolio earned a return of 7.1%. The equity market continued to rise during this period, with a beneficial impact on the segment of the Portfolio allocated to stocks, which constituted about 62% of assets as of March 31. Returns on the fixed-income securities that make up the remaining 38% of the Portfolio were diminished slightly by the moderate rise in interest rates during the period. For the six months, the equity portion provided a return of 10.3%, while the fixed-income securities returned 2.2%.

         In the equity portion of the Portfolio, we continued to build our exposure in the utilities sector, adding BellSouth and Duke Power, both of which offer attractive yields and good growth prospects. Other new names include H.J. Heinz in the consumer-staples sector, Pharmacia & Upjohn in the health-care sector, and Caterpillar in the producer-durables sector. Our exposure in the energy sector has been reduced in view of the likelihood of lower oil and gas prices in 1997, but remains significant in view of the strong long-term outlook.

         We maintain an above-average representation in the financial-services, health-care, basic materials, energy, and transportation sectors, where we continue to find attractively priced stocks with good earnings and dividend-growth potential. Valuations in some sectors of the stock market are high by most historic standards; we are taking a conservative approach to our transactions. The yield on the equity portion of the Portfolio has remained fairly constant in the last twelve months, despite the sharp rise in the stock market.

         With respect to fixed-income securities, interest rates were declining early in the period, but since early December the trend has been upward, so that yields were up modestly over the half year. In our view, the prospects for inflation remain modest. As a result, we believe long-term bonds are quite attractive. We retain a healthy commitment to U.S. Treasury securities because corporate bonds provide only a modest yield advantage over Treasuries. With the likelihood of lower bond yields in the future, we stress the importance of call protection in our new purchases.

         Given all the concerns about the investment outlook after the strong equity markets of 1995 and 1996, the Portfolio--with its conservative approach to the equity market and significant stake in long-term, fixed-income securities--is well positioned.

Ernst H. von Metzsch, Senior Vice President and
Portfolio Manager
Paul D. Kaplan, Senior Vice President and
Portfolio Manager

April 14, 1997

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the Portfolio, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

REPORT FROM NEWELL ASSOCIATES
EQUITY INCOME PORTFOLIO

         The Equity Income Portfolio outperformed the average equity income mutual fund by a substantial margin in both the six- and twelve-month periods ended March 31. The Portfolio also outperformed the Standard & Poor's 500 Composite Stock Price Index over the past six months and equaled it for the year.

DEFENSIVE CHARACTERISTICS IN A CHANGING MARKET

Even with its strong performance in a rising market, the Portfolio has retained its defensive characteristics. From February 18, when the S&P 500 Index reached an all-time high, through March 31, the Portfolio declined -5.2% versus -7.0% for the Index. Similarly, while the Nasdaq Composite Index was falling -12.0% from its high point on January 22, the Portfolio fell only -1.0%. Both the S&P 500 and Nasdaq Composite Indexes are heavily weighted in technology companies, which drove their strong performance in recent years. The market drop in the first few months of 1997 showed us the other side of this coin. The Portfolio did not hold technology companies because, for the most part, they have very low or no dividend yields. In a long bull market with few interruptions, such high-flying growth stocks may come to seem immune to negative developments--but they can suddenly become very volatile on the downside.

PORTFOLIO ACTIVITY

Petroleum stocks made the largest contribution to performance in the six months ended March 31. They also outperformed the S&P 500 Index by a wide margin. Oil stocks counterbalance the interest-rate-sensitive groups in the Portfolio, and their solid balance sheets and dividend yields are important defensive characteristics in the event of weak markets.

         Bank stocks also outperformed the S&P 500 Index by a large margin in the last six months, and as a group made the second-largest contribution to the Portfolio's performance. These financial-services companies are interest-rate-sensitive to some degree, but less so than in the past.

         Health-care stocks continued to be strong performers in the Portfolio. Their strong performance has been an especially important factor in our ability to keep pace with the S&P 500 Index in the powerful bull market of recent years. Electric companies underperformed the market during the last six months as the industry struggled with deregulation. We believe that strong companies in the group will successfully make the transition to a competitive environment. These utilities currently offer high yields in comparison with other stocks, but because of deregulation the group lacks some of the defensive qualities it has had in the past years.

Roger D. Newell, Chairman

April 14, 1997

INVESTMENT PHILOSOPHY

The adviser believes that a portfolio made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

REPORT FROM LINCOLN CAPITAL MANAGEMENT COMPANY
GROWTH PORTFOLIO

         Bittersweet.
Sweet first. A positive 6%-plus return for the six months ended March 31, 1997, almost 3% ahead of the average growth mutual fund.

         Bitter last. Our return was more than four percentage points behind those of the S&P 500 Index and the S&P/BARRA Growth Index, making this the first time in seven semiannual fiscal periods that we trailed the S&P 500 Index.

         Beneath the calm surface provided by the heavy weighting of large-capitalization names in the S&P 500 Index, the stock market was roily. Forty-four of 70 stocks held in the Growth Portfolio during the six months ended March 31 lagged the S&P 500 Index, and 30 of them actually declined in price. Of these 30, eighteen suffered the indignity of a reduction in estimated 1997 earnings; it is getting tougher to meet earnings expectations. Of the stocks that constituted the Portfolio's ten largest holdings on October 1, seven lagged the market during the subsequent six months.

         The Portfolio started the period with 58 stocks, and ended with 55. The five largest purchases were Monsanto, Philip Morris, Intel, Bristol-Myers Squibb, and Sears Roebuck. The first four of those issues, all doing quite well, are among the five largest holdings of the Portfolio as of March 31. The Portfolio's principal sale, and elimination, was AT&T.

----------------------------------------------
                                 PERCENTAGE OF
COMPANY                           NET ASSETS
----------------------------------------------
  1. Coca-Cola                        4.8%
  2. Intel                            4.7
  3. Philip Morris                    4.6
  4. Monsanto                         4.5
  5. Bristol-Myers Squibb             4.4
  6. PepsiCo                          3.5
  7. Chase Manhattan                  3.4
  8. Procter & Gamble                 3.3
  9. American Home                    3.2
 10. ADP                              3.1
                               ---------------
                                     39.5%
----------------------------------------------

         The only material change in sector weightings was to the consumer staples category, up 6% to 25% of equities. We like the generally defensive character of these companies and their earnings continuity. Important purchases included Philip Morris, Campbell Soup, Coca-Cola, and PepsiCo.

         Acknowledging the divergences of the past six months, we continue to believe that the holdings in the Portfolio possess good prospects for superior growth and sell at reasonable price/earnings ratios, basically equivalent to the market's P/E multiple. The Portfolio, and especially its ten largest holdings, which represent nearly 40% of assets and are listed in the adjacent table, look quite attractively valued.

David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager

April 11, 1997

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies whose stocks sell at reasonable prices considering their expected earnings and compared to values in the broad stock market.

REPORT FROM GRANAHAN INVESTMENT MANAGEMENT, INC.
SMALL COMPANY GROWTH PORTFOLIO

         The six months ended March 31 was a difficult period for small-capitalization stocks and for your Portfolio. Our return was -9.7%, well behind the -4.5% return on the average small-cap stock fund. We were even further behind the -0.2% loss on the Russell 2000 Index, which benefited from its relatively heavy weighting in the financial-services sector, one of the period's best-performing groups.

         Our poor performance was primarily due to our heavy weighting in technology stocks. Among the poor performers that we are eliminating from the Portfolio are Shiva and Red Brick, both of which are having competitive problems, and Pure Atria, which has been a troubled merger. Poor demand led to earnings disappointments at some consumer software companies. We sold our holdings of Broderbund and Expert Software, but bought more shares of GT Interactive, whose product pipeline takes advantage of new 3-D technology. We eliminated Mercury Finance when it disclosed that it had found "accounting irregularities" and would restate--to much lower levels--its past earnings.

         The medical and consumer sectors were positives for us. Target Therapeutics, which was taken over, and Biotech General, which we sold after its price rose, were two of the best performers in the medical sector. Strong consumer stocks included Tuesday Morning, a deep-discount retailer, and Play-By-Play, which makes stuffed toys.

         Although the technology sector hurt our performance, we are buying tech stocks where we believe that the fundamental case--strong profitability trends, leading market position, goal-attaining management, and a cash-rich balance sheet--is intact. We have nearly 25% of the Portfolio in the technology sector.

         During the past six months, we have seen the price/earnings ratio of the Portfolio's holdings decline from 26 times earnings (based on trailing twelve-month earnings) to 20 times earnings. When calculated on the basis of estimated earnings for the next year, the Portfolio's P/E has fallen from 20 to
16. By comparison, the P/E of the large-capitalization-dominated Standard & Poor's 500 Composite Stock Price Index is 19 times trailing earnings and 16 times prospective earnings. In the past, when P/Es of small-cap stocks have been this close to those of large-cap stocks, the small-cap growth sector has generally provided better future relative returns. We are optimistic, since the stocks we hold are increasing earnings at 23% annually, roughly twice the earnings growth rate for the S&P 500 Index.

         Today, 68% of the companies in our Portfolio are selling at one times their earnings growth rates versus 48% of the stocks we held in June 1996. As always, we will stick to our strategy of investing in small companies with superior long-term prospects for earnings growth.

John J. Granahan, Portfolio Manager
Gary C. Hatton, Assistant Portfolio Manager
Jane M. White, Assistant Portfolio Manager

April 10, 1997

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of $100 million to $500 million) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the Portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.

REPORT FROM SCHRODER CAPITAL MANAGEMENT INTERNATIONAL
INTERNATIONAL PORTFOLIO

         The International Portfolio achieved a return of 5.9% during the first half of fiscal 1997. This exceeded the 0.1% return of the Morgan Stanley Capital International-Europe, Australasia, Far East Index and the 5.3% return of the average international equity mutual fund.

         The U.S. dollar was very strong over the entire period, a factor that, at first glance, diminished our performance by 6%. However, a strong dollar boosts the competitive position of non-U.S. companies in world export markets, which normally helps their stock prices, partially offsetting the currency loss to U.S. investors. This happened in Europe in the last six months: The 9% fall in the deutsche mark was the single most important reason the German stock market rose by 28% in deutsche mark terms, the French market by 25%, and the Dutch market by 30%. I am aware that the 10% fall in the yen did not prevent a 13% fall in Japan's stock market, but stocks of major exporters performed relatively well. However, there was so little confidence in other sectors of Japan's economy that this did not spread.

         The increases in continental European stock markets were also due in part to easy monetary conditions locally, along with the existence of sufficient slack in the economy to allow for a prolonged expansion without the emergence of inflationary concerns. The coming European monetary union (EMU) is a much-discussed matter. We have not positioned the Portfolio expressly to benefit from EMU, and the possible postponement of its 1999 launch date should not impact your investments. We continue to invest in companies that are well managed, believing that the intended single market for goods and services within Europe will primarily benefit companies that are competitive on costs and quality. About 40% of the Portfolio is invested in continental Europe.

         A further 11% is invested in the United Kingdom, where many stocks appear to be cheap. This reflects the maturity of the economic cycle and investors' fear that inflationary pressures are growing. These fears may be overdone, considering the recent strength of the British pound, the only major currency to rise relative to the dollar in the past six months.

         Japan represents 24% of your Portfolio. I indicated six months ago that we were waiting to increase the exposure to Japan, but we have kept our powder dry. If Japan's economic recovery should stall again, the stock market and the yen will suffer; the consensus is not optimistic. We believe that the crowd is wrong, but are not in a hurry to buy stocks.

         Nearly one-fifth of the Portfolio is invested in the faster-growing developed and emerging markets. These markets particularly benefit when world trade picks up, and there are indications that it is doing so.

Richard Foulkes

April 14, 1997

INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 2, 1991-MARCH 31, 1997
------------------------------------------
         MONEY MARKET PORTFOLIO   AVERAGE
                                   FUND*
FISCAL   CAPITAL INCOME   TOTAL   TOTAL
YEAR     RETURN  RETURN   RETURN  RETURN
------------------------------------------
1991       0.0%    2.3%     2.3%    2.3%
1992       0.0     4.1      4.1     3.8
1993       0.0     3.1      3.1     2.6
1994       0.0     3.6      3.6     3.1
1995       0.0     5.8      5.8     5.3
1996       0.0     5.5      5.5     4.9
1997**     0.0     2.7      2.7     2.4
------------------------------------------

*Average Money Market Fund.

**Six months ended March 31, 1997.

See Financial Highlights table on page 27 for dividend information for the past five years.

HIGH-GRADE BOND PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 29, 1991-MARCH 31, 1997
---------------------------------------------------
           HIGH-GRADE BOND PORTFOLIO       LEHMAN*
FISCAL     CAPITAL    INCOME    TOTAL      TOTAL
YEAR       RETURN     RETURN    RETURN     RETURN
---------------------------------------------------
1991          2.4%      3.1%      5.5%       6.2%
1992          4.2       7.3      11.5       12.6
1993          3.3       6.3       9.6       10.0
1994         -8.9       5.6      -3.3       -3.2
1995          6.6       7.2      13.8       14.1
1996         -1.7       6.5       4.8        4.9
1997**       -0.9       3.3       2.4        2.4
---------------------------------------------------

*Lehman Aggregate Bond Index.

**Six months ended March 31, 1997.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997
-----------------------------------------------------------------------------------------------
                                                                        SINCE INCEPTION
                                 INCEPTION                       ------------------------------
                                   DATE      1 YEAR    5 YEARS   CAPITAL    INCOME       TOTAL
-----------------------------------------------------------------------------------------------
Money Market Portfolio              5/2/91     5.41%     4.49%     0.00%      4.58%      4.58%
High-Grade Bond Portfolio          4/29/91     4.94      6.94      0.70       6.66       7.36
-----------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolios could lose money.

HIGH YIELD BOND PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1996-MARCH 31, 1997
----------------------------------------------
          HIGH YIELD BOND PORTFOLIO    LEHMAN*
FISCAL    CAPITAL  INCOME  TOTAL       TOTAL
YEAR      RETURN   RETURN  RETURN      RETURN
----------------------------------------------
1996      1.5%     3.1%    4.6%        3.7%
1997**    0.1      4.6     4.7         4.7
----------------------------------------------

*Lehman High Yield Bond Index.

**Six months ended March 31, 1997.

See Financial Highlights table on page 28 for dividend and capital gains information since the Portfolio's inception.

BALANCED PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 23, 1991-MARCH 31, 1997
----------------------------------------------
              BALANCED PORTFOLIO    COMPOSITE
                                      INDEX*
FISCAL    CAPITAL INCOME    TOTAL     TOTAL
YEAR      RETURN  RETURN   RETURN     RETURN
----------------------------------------------
1991       2.5%    0.0%     2.5%       2.8%
1992       5.7     4.6     10.3       12.3
1993       7.2     6.9     14.1       13.7
1994      -0.8     3.5      2.7       -0.4
1995      18.5     5.2     23.7       26.6
1996      11.1     4.2     15.3       14.3
1997**     5.8     1.3      7.1        7.9
----------------------------------------------

*65% S&P 500 Index, 35% Lehman Long-Term Corporate AA or Better Bond Index.

**Six months ended March 31, 1997.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997
-----------------------------------------------------------------------------------------------
                                                                        SINCE INCEPTION
                                 INCEPTION                       ------------------------------
                                   DATE      1 YEAR    5 YEARS   CAPITAL    INCOME       TOTAL
-----------------------------------------------------------------------------------------------
High Yield Bond Portfolio         6/3/96       --        --       1.60%      7.83%        9.43%
Balanced Portfolio               5/23/91     13.05%    13.76%     8.42       4.36        12.78
-----------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolios could lose money.

EQUITY INDEX PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 29, 1991-MARCH 31, 1997
----------------------------------------------
           EQUITY   INDEX  PORTFOLIO   S&P 500
FISCAL    CAPITAL   INCOME   TOTAL     TOTAL
YEAR      RETURN    RETURN  RETURN     RETURN
----------------------------------------------
1991       4.5%      0.0%    4.5%        5.4%
1992       8.3       2.4    10.7        11.1
1993       9.5       3.2    12.7        13.0
1994       1.6       1.9     3.5         3.7
1995      26.6       2.9    29.5        29.7
1996      17.8       2.4    20.2        20.3
1997*     10.0       1.2    11.2        11.2
----------------------------------------------

*Six months ended March 31, 1997.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.

EQUITY INCOME PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 7, 1993-MARCH 31, 1997
-----------------------------------------------
          EQUITY    INCOME PORTFOLIO   S&P 500
FISCAL    CAPITAL   INCOME   TOTAL     TOTAL
YEAR      RETURN    RETURN  RETURN     RETURN
-----------------------------------------------
1993       5.7%      1.1%    6.8%        3.4%
1994      -4.8       3.2    -1.6         3.7
1995      20.0       5.7    25.7        29.7
1996      14.8       4.3    19.1        20.3
1997*     11.8       1.2    13.0        11.2
-----------------------------------------------

*Six months ended March 31, 1997.

See Financial Highlights table on page 30 for dividend and capital gains information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997
-----------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                         INCEPTION                               ------------------------------
                           DATE      1 YEAR        5 YEARS    CAPITAL      INCOME        TOTAL
-----------------------------------------------------------------------------------------------
Equity Index Portfolio   4/29/91       19.66%       16.21%     12.89%       2.52%        15.41%
Equity Income Portfolio   6/7/93       19.80        --         12.17        4.09         16.26
-----------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolios could lose money.

GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 7, 1993-MARCH 31, 1997
----------------------------------------------
               GROWTH PORTFOLIO       S&P 500
FISCAL    CAPITAL   INCOME   TOTAL     TOTAL
YEAR      RETURN    RETURN  RETURN     RETURN
----------------------------------------------
1993       2.6%      0.0%    2.6%        3.4%
1994       5.2       0.7     5.9         3.7
1995      30.7       1.3    32.0        29.7
1996      26.4       1.4    27.8        20.3
1997*      5.6       1.1     6.7        11.2
----------------------------------------------

*Six months ended March 31, 1997.

See Financial Highlights table on page 30 for dividend and capital gains information since the Portfolio's inception.

SMALL COMPANY GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1996-MARCH 31, 1997
------------------------------------------------------
        SMALL COMPANY GROWTH PORTFOLIO    RUSSELL 2000
FISCAL    CAPITAL    INCOME     TOTAL        TOTAL
YEAR      RETURN     RETURN    RETURN        RETURN
------------------------------------------------------
1996      -1.6%       0.0%      -1.6%        -4.4%
1997*    -10.1        0.4       -9.7         -0.2
------------------------------------------------------

*Six months ended March 31, 1997.

See Financial Highlights table on page 31 for dividend and capital gains information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997
---------------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                                 INCEPTION                       ----------------------------------
                                    DATE        1 YEAR            CAPITAL       INCOME       TOTAL
---------------------------------------------------------------------------------------------------
Growth Portfolio                   6/7/93       19.44%            18.02%        1.20%        19.22%
Small Company Growth Portfolio     6/3/96         --             -11.50         0.37        -11.13
---------------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

INTERNATIONAL PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1994-MARCH 31, 1997
------------------------------------------------------
             INTERNATIONAL PORTFOLIO       MSCI-EAFE
FISCAL    CAPITAL    INCOME      TOTAL      TOTAL
YEAR      RETURN     RETURN     RETURN      RETURN
------------------------------------------------------
1994       3.1%       0.0%       3.1%         0.1%
1995      10.6        0.6       11.2          6.1
1996      11.8        1.6       13.4          8.9
1997*      4.7        1.2        5.9          0.1
------------------------------------------------------

*Six months ended March 31, 1997.

See Financial Highlights table on page 31 for dividend and capital gains information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997
------------------------------------------------------------------------------------
                                                              SINCE INCEPTION
                            INCEPTION                 ------------------------------
                              DATE      1 YEAR        CAPITAL     INCOME      TOTAL
------------------------------------------------------------------------------------
International Portfolio      6/3/94     10.61%         10.75%      1.23%      11.98%
------------------------------------------------------------------------------------

[PHOTO]

FINANCIAL STATEMENTS
MARCH 31, 1997 (unaudited)

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund Portfolios, are included as an insert to this Report.

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately. The International Portfolio's realized and unrealized gains (losses) on investment securities include the effect of foreign currency movements on security values. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

------------------------------------------------------------------------------------------------
                                                       MONEY  HIGH-GRADE  HIGH YIELD
                                                      MARKET        BOND        BOND    BALANCED
                                                   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                 -----------------------------------------------
                                                            SIX MONTHS ENDED MARCH 31, 1997
                                                 -----------------------------------------------
                                                       (000)       (000)       (000)       (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                              --          --          --    $  3,029
   Interest                                           $8,804      $5,093      $1,698       4,613
                                                    ---------------------------------------------
     Total Income                                      8,804       5,093       1,698       7,642
                                                    ---------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
     Basic Fee                                            20          10          13         182
     Performance Adjustment                               --          --          --          (1)
   The Vanguard Group--Note C
     Management and Administrative                       231         130          42         336
     Marketing and Distribution                           50          14           2          32
   Custodian Fees                                         16          29           2           1
   Auditing Fees                                           5           4           3           5
   Shareholders' Reports                                   8           7           1          13
   Annual Meeting and Proxy Costs                          1           1          --           1
   Trustees' Fees and Expenses                            --          --          --          --
                                                  ----------------------------------------------
     Total Expenses                                      331         195          63         569
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  8,473       4,898       1,635       7,073
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                             --         (77)         70      11,212
   Futures Contracts                                      --          --          --          --
   Foreign Currencies and Forward Currency Contracts      --          --          --          --
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                  --         (77)         70      11,212
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                  --      (1,495)       (573)      5,049
   Futures Contracts                                      --          --          --          --
   Foreign Currencies and Forward Currency Contracts      --          --          --          --
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)          --      (1,495)       (573)      5,049
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          $8,473      $3,326      $1,132     $23,334
================================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           SMALL
                                                      EQUITY      EQUITY                 COMPANY
                                                       INDEX      INCOME      GROWTH      GROWTH
                                                   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                 ------------------------------------------------
                                                            SIX MONTHS ENDED MARCH 31, 1997
                                                 ------------------------------------------------
                                                       (000)       (000)       (000)       (000)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                         $ 4,459     $ 2,965     $ 2,129     $   135
   Interest                                              376          57         405         152
                                                  -----------------------------------------------
     Total Income                                      4,835       3,022       2,534         287
                                                  -----------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
     Basic Fee                                             6          86         250          40
     Performance Adjustment                               --          --          --          --
   The Vanguard Group--Note C
     Management and Administrative                       474         162         327          67
     Marketing and Distribution                           40          14          28           4
   Custodian Fees                                          3           9           6          --
   Auditing Fees                                           5           4           5           3
   Shareholders' Reports                                  16           9          13           3
   Annual Meeting and Proxy Costs                          1           1           1          --
   Trustees' Fees and Expenses                             1          --          --          --
                                                  -----------------------------------------------
     Total Expenses                                      546         285         630         117
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  4,289       2,737       1,904         170
-------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                            339       2,805       7,371      (2,013)
   Futures Contracts                                   1,630          --          --          --
   Foreign Currencies and Forward Currency Contracts      --          --          --          --
-------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                               1,969       2,805       7,371      (2,013)
-------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                              39,631      13,145       8,156      (3,866)
   Futures Contracts                                  (1,079)         --          --          --
   Foreign Currencies and Forward Currency Contracts      --          --          --          --
-------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                     38,552      13,145       8,156      (3,866)
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         $44,810     $18,687     $17,431     $(5,709)
=================================================================================================

-----------------------------------------------------------------------------------------------
                                                                                 INTERNATIONAL
                                                                                     PORTFOLIO
                                                                             ------------------
                                                                              SIX MONTHS ENDED
                                                                                MARCH 31, 1997
                                                                             ------------------
                                                                                         (000)
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                                        $     914
   Interest                                                                                171
                                                                             ------------------
     Total Income                                                                        1,085
                                                                             ------------------
EXPENSES
   Investment Advisory Fees--Note B
     Basic Fee                                                                             111
     Performance Adjustment                                                                 28
   The Vanguard Group--Note C
     Management and Administrative                                                         146
     Marketing and Distribution                                                             17
   Custodian Fees                                                                           46
   Auditing Fees                                                                             4
   Shareholders' Reports                                                                    10
   Annual Meeting and Proxy Costs                                                            1
   Trustees' Fees and Expenses                                                              --
                                                                             ------------------
     Total Expenses                                                                        363
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      722
-----------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                                           (1,104)
   Futures Contracts                                                                        --
   Foreign Currencies and Forward Currency Contracts                                     2,153
-----------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                 1,049
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                                 8,571
   Futures Contracts                                                                        --
   Foreign Currencies and Forward Currency Contracts                                      (123)
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                         8,448
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        $10,219
===============================================================================================

*Dividends for the International Portfolio are net of foreign withholding taxes of $131,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Money Market, High-Grade Bond, and High Yield Bond Portfolios distribute their income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The other Portfolios' amounts of Distributions--Net Investment Income, and all Portfolios' amounts of Distributions--Realized Capital Gain, may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------
                                                                MONEY MARKET                  HIGH-GRADE
                                                                 PORTFOLIO                  BOND PORTFOLIO
                                                    -----------------------------  ---------------------------
                                                       SIX MONTHS           YEAR     SIX MONTHS          YEAR
                                                            ENDED          ENDED          ENDED         ENDED
                                                    MAR. 31, 1997  SEP. 30, 1996  MAR. 31, 1997 SEP. 30, 1996
                                                            (000)          (000)          (000)         (000)
--------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                 $  8,473      $  12,917       $  4,898      $  8,605
   Realized Net Gain (Loss)                                    --             (1)           (77)         (160)
   Change in Unrealized Appreciation (Depreciation)            --             --         (1,495)       (2,543)
                                                    ----------------------------------------------------------
     Net Increase (Decrease) in Net Assets
         Resulting from Operations                          8,473         12,916          3,326         5,902
                                                    ----------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                   (8,473)       (12,917)        (4,898)       (8,605)
   Realized Capital Gain                                       --             --             --            --
                                                    ----------------------------------------------------------
     Total Distributions                                   (8,473)       (12,917)        (4,898)       (8,605)
                                                    ----------------------------------------------------------
NET EQUALIZATION CREDITS--NOTE A                               --             --             --            --
                                                    ----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                 293,035        349,178         23,515        37,846
   Issued in Lieu of Cash Distributions                     8,473         12,917          4,898         8,605
   Redeemed                                              (208,480)      (295,480)        (8,668)      (24,717)
                                                    ----------------------------------------------------------
     Net Increase from Capital Share Transactions          93,028         66,615         19,745        21,734
--------------------------------------------------------------------------------------------------------------
   Total Increase                                          93,028         66,614         18,173        19,031
--------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                    284,981        218,367        139,476       120,445
                                                    ----------------------------------------------------------
   End of Period                                         $378,009       $284,981       $157,649      $139,476
==============================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                 293,035        349,178          2,262         3,612
   Issued in Lieu of Cash Distributions                     8,473         12,917            471           829
   Redeemed                                              (208,480)      (295,480)          (831)       (2,394)
                                                    ----------------------------------------------------------
     Net Increase in Shares Outstanding                    93,028         66,615          1,902         2,047
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                 HIGH YIELD                    BALANCED
                                                               BOND PORTFOLIO                 PORTFOLIO
                                                    -----------------------------  ---------------------------
                                                       SIX MONTHS                    SIX MONTHS          YEAR
                                                            ENDED     JUN. 3* TO          ENDED         ENDED
                                                    MAR. 31, 1997  SEP. 30, 1996  MAR. 31, 1997 SEP. 30, 1996
                                                            (000)          (000)          (000)         (000)
--------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                  $ 1,635        $   438       $  7,073      $ 12,453
   Realized Net Gain (Loss)                                    70             24         11,212        14,027
   Change in Unrealized Appreciation (Depreciation)          (573)           319          5,049        16,862
                                                    ----------------------------------------------------------
     Net Increase (Decrease) in Net Assets
         Resulting from Operations                          1,132            781         23,334        43,342
                                                    ----------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                   (1,635)          (438)        (4,238)      (10,994)
   Realized Capital Gain                                      (25)            --        (12,491)           --
                                                    ----------------------------------------------------------
     Total Distributions                                   (1,660)          (438)       (16,729)      (10,994)
                                                    ----------------------------------------------------------
NET EQUALIZATION CREDITS--NOTE A                               --             --            226            68
                                                    ----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                  32,291         21,643         26,471        41,663
   Issued in Lieu of Cash Distributions                     1,660            438         16,676        10,957
   Redeemed                                                (3,638)          (179)       (12,570)      (34,733)
                                                    ----------------------------------------------------------
     Net Increase from Capital Share Transactions          30,313         21,902         30,577        17,887
--------------------------------------------------------------------------------------------------------------
   Total Increase                                          29,785         22,245         37,408        50,303
--------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                     22,245             --        330,074       279,771
                                                    ----------------------------------------------------------
   End of Period                                          $52,030        $22,245       $367,482      $330,074
==============================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                   3,131          2,166          1,748         2,993
   Issued in Lieu of Cash Distributions                       161             44          1,151           803
   Redeemed                                                  (356)           (18)          (835)       (2,490)
                                                    ----------------------------------------------------------
     Net Increase in Shares Outstanding                     2,936          2,192          2,064         1,306
==============================================================================================================

*Commencement of operations.

--------------------------------------------------------------------------------------------------------------
                                                                EQUITY INDEX                EQUITY INCOME
                                                                 PORTFOLIO                    PORTFOLIO
                                                    -----------------------------  ---------------------------
                                                       SIX MONTHS           YEAR     SIX MONTHS          YEAR
                                                            ENDED          ENDED          ENDED         ENDED
                                                    MAR. 31, 1997  SEP. 30, 1996  MAR. 31, 1997 SEP. 30, 1996
                                                            (000)          (000)          (000)         (000)
--------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                 $  4,289       $  7,272       $  2,737      $  4,439
   Realized Net Gain (Loss)                                 1,969          2,002          2,805         1,805
   Change in Unrealized Appreciation (Depreciation)        38,552         52,345         13,145        13,769
                                                    -----------------------------------------------------------
     Net Increase (Decrease) in Net Assets
         Resulting from Operations                         44,810         61,619         18,687        20,013
                                                    ----------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                   (4,266)        (6,270)        (1,585)       (4,148)
   Realized Capital Gain                                   (2,021)        (2,318)        (1,796)         (469)
                                                    ----------------------------------------------------------
     Total Distributions                                   (6,287)        (8,588)        (3,381)       (4,617)
                                                    ----------------------------------------------------------
NET EQUALIZATION CREDITS--NOTE A                               --             --            258           267
                                                    ----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                  68,832         95,701         29,687        44,342
   Issued in Lieu of Cash Distributions                     6,287          8,588          3,378         4,602
   Redeemed                                               (18,103)       (27,507)        (4,996)      (13,910)
                                                    ----------------------------------------------------------
     Net Increase from Capital Share Transactions          57,016         76,782         28,069        35,034
--------------------------------------------------------------------------------------------------------------
   Total Increase                                          95,539        129,813         43,633        50,697
--------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                    405,895        276,082        142,189        91,492
                                                    ----------------------------------------------------------
   End of Period                                         $501,434       $405,895       $185,822      $142,189
==============================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                   3,412          5,632          2,003         3,441
   Issued in Lieu of Cash Distributions                       341            543            244           367
   Redeemed                                                  (918)        (1,616)          (341)       (1,064)
                                                    ----------------------------------------------------------
     Net Increase in Shares Outstanding                     2,835          4,559          1,906         2,744
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                   GROWTH                   SMALL COMPANY
                                                                 PORTFOLIO                 GROWTH PORTFOLIO
                                                    -----------------------------  ---------------------------
                                                       SIX MONTHS           YEAR     SIX MONTHS
                                                            ENDED          ENDED          ENDED    JUN. 3* TO
                                                    MAR. 31, 1997  SEP. 30, 1996  MAR. 31, 1997 SEP. 30, 1996
                                                            (000)          (000)          (000)         (000)
--------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                 $  1,904       $  2,798        $   170       $   174
   Realized Net Gain (Loss)                                 7,371         11,233         (2,013)         (568)
   Change in Unrealized Appreciation (Depreciation)         8,156         38,424         (3,866)          284
                                                    ----------------------------------------------------------
     Net Increase (Decrease) in Net Assets
         Resulting from Operations                         17,431         52,455         (5,709)         (110)
                                                    ----------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                   (2,913)        (1,877)          (191)           --
   Realized Capital Gain                                  (11,246)        (2,230)            --            --
                                                    ----------------------------------------------------------
     Total Distributions                                  (14,159)        (4,107)          (191)           --
                                                    ----------------------------------------------------------
NET EQUALIZATION CREDITS--NOTE A                               --             --             --            --
                                                    ----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                  67,943         86,806         22,707        46,109
   Issued in Lieu of Cash Distributions                    14,159          4,107            191            --
   Redeemed                                               (10,184)       (25,301)        (5,202)       (1,820)
                                                    ----------------------------------------------------------
     Net Increase from Capital Share Transactions          71,918         65,612         17,696        44,289
--------------------------------------------------------------------------------------------------------------
   Total Increase                                          75,190        113,960         11,796        44,179
--------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                    275,602        161,642         44,179            --
                                                    ----------------------------------------------------------
   End of Period                                         $350,792       $275,602        $55,975       $44,179
==============================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                   3,725          5,521          2,357         4,687
   Issued in Lieu of Cash Distributions                       847            293             20            --
   Redeemed                                                  (563)        (1,603)          (539)         (199)
                                                    ----------------------------------------------------------
     Net Increase in Shares Outstanding                     4,009          4,211          1,838         4,488
==============================================================================================================

*Commencement of operations.

--------------------------------------------------------------------------------------------------------------
                                                                                            INTERNATIONAL
                                                                                              PORTFOLIO
                                                                                  ----------------------------
                                                                                     SIX MONTHS          YEAR
                                                                                          ENDED         ENDED
                                                                                  MAR. 31, 1997 SEP. 30, 1996
                                                                                          (000)         (000)
--------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                                               $    722      $  1,807
   Realized Net Gain (Loss)                                                               1,049         3,644
   Change in Unrealized Appreciation (Depreciation)                                       8,448         9,849
                                                                                  ----------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                     10,219        15,300
                                                                                  ----------------------------
Distributions
   Net Investment Income                                                                 (1,801)       (1,281)
   Realized Capital Gain                                                                 (4,119)           --
                                                                                  ----------------------------
     Total Distributions                                                                 (5,920)       (1,281)
                                                                                   ----------------------------
NET EQUALIZATION CREDITS--NOTE A                                                             --            --
                                                                                  ----------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                                28,493        68,539
   Issued in Lieu of Cash Distributions                                                   5,920         1,281
   Redeemed                                                                              (9,037)      (11,933)
                                                                                  ----------------------------
     Net Increase from Capital Share Transactions                                        25,376        57,887
--------------------------------------------------------------------------------------------------------------
   Total Increase                                                                        29,675        71,906
--------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                                  161,522        89,616
                                                                                  ----------------------------
   End of Period                                                                       $191,197      $161,522
==============================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                                 2,245         5,699
   Issued in Lieu of Cash Distributions                                                     489           115
   Redeemed                                                                                (712)         (990)
                                                                                  ----------------------------
     Net Increase in Shares Outstanding                                                   2,022         4,824
==============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; and how much it costs to operate the Portfolio.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios do not show a Portfolio Turnover Rate because securities purchased with less than one year to maturity are excluded from the calculation of turnover rates. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996 for Portfolios that invest in equity securities. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

--------------------------------------------------------------------------------------------------------------
                                                                   MONEY MARKET PORTFOLIO
                                                                  YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED     -----------------------------------------------------
THROUGHOUT EACH PERIOD                MARCH 31, 1997       1996       1995         1994        1993      1992
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $1.00      $1.00      $1.00        $1.00       $1.00     $1.00
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                        .026       .054       .056         .035        .030      .040
   Net Realized and Unrealized Gain (Loss)
     on Investments                               --         --         --           --          --        --
                                             -----------------------------------------------------------------
     Total from Investment Operations           .026       .054       .056         .035        .030      .040
                                             -----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income        (.026)     (.054)     (.056)       (.035)      (.030)    (.040)
   Distributions from Realized Capital Gains      --         --         --           --          --        --
                                             -----------------------------------------------------------------
     Total Distributions                       (.026)     (.054)     (.056)       (.035)      (.030)    (.040)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $1.00      $1.00      $1.00        $1.00       $1.00     $1.00
==============================================================================================================

TOTAL RETURN                                   2.65%      5.49%      5.77%        3.63%       3.05%     4.11%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)         $378       $285       $218         $171        $114       $71
   Ratio of Total Expenses to
     Average Net Assets                       0.21%*      0.19%      0.23%        0.23%       0.29%     0.33%
   Ratio of Net Investment Income to
     Average Net Assets                       5.27%*      5.36%      5.66%        3.66%       3.00%     3.90%
   Portfolio Turnover Rate                       N/A        N/A        N/A          N/A         N/A       N/A
--------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------
                                                                  HIGH-GRADE BOND PORTFOLIO
                                                                  YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED     -----------------------------------------------------
THROUGHOUT EACH PERIOD                MARCH 31, 1997       1996       1995         1994        1993      1992
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $10.29     $10.47     $ 9.82       $10.94      $10.64    $10.24
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                        .339       .670       .663         .619        .636      .705
   Net Realized and Unrealized Gain (Loss)
     on Investments                            (.090)     (.180)      .650        (.966)       .349      .427
                                             -----------------------------------------------------------------
     Total from Investment Operations           .249       .490      1.313        (.347)       .985     1.132
                                             -----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income        (.339)     (.670)     (.663)       (.619)      (.636)    (.705)
   Distributions from Realized Capital Gains      --         --         --        (.154)      (.049)    (.027)
                                             -----------------------------------------------------------------
     Total Distributions                       (.339)     (.670)     (.663)       (.773)      (.685)    (.732)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $10.20     $10.29     $10.47       $ 9.82      $10.94    $10.64
==============================================================================================================

TOTAL RETURN                                   2.40%      4.80%     13.83%       -3.31%       9.64%    11.47%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)         $158       $139       $120          $80         $85       $52
   Ratio of Total Expenses to
     Average Net Assets                       0.26%*      0.25%      0.29%        0.24%       0.29%     0.32%
   Ratio of Net Investment Income to
     Average Net Assets                       6.53%*      6.43%      6.58%        5.98%       5.92%     6.66%
   Portfolio Turnover Rate                      48%*        56%        29%          46%         73%       31%
--------------------------------------------------------------------------------------------------------------

*Annualized.


--------------------------------------------------------------------------------------------------------------
                                                                                    HIGH YIELD BOND PORTFOLIO
                                                                              SIX MONTHS ENDED     JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   MAR. 31, 1997  SEP. 30, 1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $10.15         $10.00
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                                  .459           .299
   Net Realized and Unrealized Gain (Loss) on Investments                                 .010           .150
                                                                              --------------------------------
     Total from Investment Operations                                                     .469           .449
                                                                              --------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                                  (.459)         (.299)
   Distributions from Realized Capital Gains                                             (.010)            --
                                                                              --------------------------------
     Total Distributions                                                                 (.469)         (.299)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $10.15         $10.15
==============================================================================================================

TOTAL RETURN                                                                             4.65%          4.56%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                                    $52            $22
   Ratio of Total Expenses to Average Net Assets                                       0.34%**        0.32%**
   Ratio of Net Investment Income to Average Net Assets                                8.93%**        9.29%**
   Portfolio Turnover Rate                                                               29%**             8%
--------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

--------------------------------------------------------------------------------------------------------------
                                                                     BALANCED PORTFOLIO
                                                                  YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED     -----------------------------------------------------
THROUGHOUT EACH PERIOD                MARCH 31, 1997       1996       1995         1994        1993      1992
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $14.81     $13.33     $11.33       $11.58      $10.83    $10.25
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                         .30       .565        .51          .46         .50       .51
   Net Realized and Unrealized Gain (Loss)
     on Investments                              .73      1.420       2.07         (.16)        .97       .52
                                             -----------------------------------------------------------------
     Total from Investment Operations           1.03      1.985       2.58          .30        1.47      1.03
                                             -----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income         (.19)     (.505)      (.50)        (.39)       (.69)     (.45)
   Distributions from Realized Capital Gains    (.56)        --       (.08)        (.16)       (.03)       --
                                             -----------------------------------------------------------------
     Total Distributions                        (.75)     (.505)      (.58)        (.55)       (.72)     (.45)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $15.09     $14.81     $13.33       $11.33      $11.58    $10.83
==============================================================================================================

TOTAL RETURN                                   7.15%     15.26%     23.65%        2.67%      14.10%    10.29%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)         $367       $330       $280         $230        $191       $76
   Ratio of Total Expenses to
     Average Net Assets                       0.33%*      0.31%      0.36%        0.34%       0.39%     0.42%
   Ratio of Net Investment Income to
     Average Net Assets                       3.95%*      4.04%      4.25%        4.11%       4.45%     4.77%
   Portfolio Turnover Rate                      26%*        36%        26%          42%         41%       15%
   Average Commission Rate Paid               $.0450     $.0393        N/A          N/A         N/A       N/A
--------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------
                                                                   EQUITY INDEX PORTFOLIO
                                                                  YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED     -----------------------------------------------------
THROUGHOUT EACH PERIOD                MARCH 31, 1997       1996       1995         1994        1993      1992
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $18.32     $15.69     $12.47       $12.37      $11.32    $10.45
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                         .17        .34        .33          .31         .34       .26
   Net Realized and Unrealized Gain (Loss)
     on Investments                             1.85       2.75       3.26          .12        1.07       .85
                                             -----------------------------------------------------------------
     Total from Investment Operations           2.02       3.09       3.59          .43        1.41      1.11
                                             -----------------------------------------------------------------
Distributions
   Dividends from Net Investment Income         (.19)      (.33)      (.29)        (.23)       (.34)     (.24)
   Distributions from Realized Capital Gains    (.09)      (.13)      (.08)        (.10)       (.02)       --
                                             -----------------------------------------------------------------
     Total Distributions                        (.28)      (.46)      (.37)        (.33)       (.36)     (.24)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $20.06     $18.32     $15.69       $12.47      $12.37    $11.32
==============================================================================================================

TOTAL RETURN                                  11.16%     20.19%     29.51%        3.53%      12.68%    10.74%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)         $501       $406       $276         $186        $165       $85
   Ratio of Total Expenses to
     Average Net Assets                       0.24%*      0.22%      0.28%        0.24%       0.29%     0.32%
   Ratio of Net Investment Income to
     Average Net Assets                       1.85%*      2.13%      2.53%        2.60%       2.63%     2.84%
   Portfolio Turnover Rate                       1%*         2%         2%           7%         16%        1%
   Average Commission Rate Paid               $.0166     $.0203        N/A          N/A         N/A       N/A
--------------------------------------------------------------------------------------------------------------

*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                  EQUITY INCOME PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
                                                        SIX MONTHS ENDED   -------------------------------    JUN. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             MAR. 31, 1997        1996        1995      1994 SEP. 30, 1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $13.71       $12.00      $10.05     $10.57       $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .24          .48         .46        .45          .14
   Net Realized and Unrealized Gain (Loss) on Investments          1.51         1.75        2.02       (.63)         .54
                                                                 --------------------------------------------------------
     Total from Investment Operations                              1.75         2.23        2.48       (.18)         .68
                                                                 --------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.15)        (.46)       (.48)      (.33)        (.11)
   Distributions from Realized Capital Gains                       (.17)        (.06)       (.05)      (.01)       --
                                                                 --------------------------------------------------------
     Total Distributions                                           (.32)        (.52)       (.53)      (.34)        (.11)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $15.14       $13.71      $12.00     $10.05       $10.57
=========================================================================================================================

TOTAL RETURN                                                     12.98%       19.07%      25.69%     -1.64%        6.81%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                            $186         $142         $91        $68          $50
   Ratio of Total Expenses to Average Net Assets                0.34%**        0.35%       0.39%      0.34%      0.39%**
   Ratio of Net Investment Income to Average Net Assets         3.28%**        3.69%       4.28%      4.57%      4.30%**
   Portfolio Turnover Rate                                        11%**           8%         10%        18%           2%
   Average Commission Rate Paid                                  $.0554       $.0583         N/A        N/A          N/A
-------------------------------------------------------------------------------------------------------------------------

*Commencement of operations.

**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       GROWTH PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
                                                        SIX MONTHS ENDED    ------------------------------    JUN. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             MAR. 31, 1997        1996        1995      1994 SEP. 30, 1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $17.58      $14.10      $10.79     $10.26       $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .090         .18         .16        .14          .04
   Net Realized and Unrealized Gain (Loss) on Investments          1.025        3.65        3.26        .46          .22
                                                                 --------------------------------------------------------
     Total from Investment Operations                              1.115        3.83        3.42        .60          .26
                                                                 --------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.180)       (.16)       (.11)      (.07)          --
   Distributions from Realized Capital Gains                       (.695)       (.19)         --         --           --
                                                                 --------------------------------------------------------
     Total Distributions                                           (.875)       (.35)       (.11)      (.07)          --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $17.82      $17.58      $14.10     $10.79       $10.26
=========================================================================================================================

TOTAL RETURN                                                       6.67%      27.79%      32.02%      5.87%        2.60%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                            $351         $276        $162        $82          $36
   Ratio of Total Expenses to Average Net Assets                0.39%**        0.39%       0.47%      0.38%      0.43%**
   Ratio of Net Investment Income to Average Net Assets         1.18%**        1.29%       1.64%      1.55%      1.63%**
   Portfolio Turnover Rate                                        35%**          42%         32%        34%          10%
   Average Commission Rate Paid                                  $.0497       $.0499         N/A        N/A          N/A
-------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.

-----------------------------------------------------------------------------------------------------
                                                                   SMALL COMPANY GROWTH PORTFOLIO
                                                               SIX MONTHS ENDED           JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    MAR. 31, 1997        SEP. 30, 1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $9.84               $10.00
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .02                  .04
   Net Realized and Unrealized Gain (Loss) on Investments                  (.97)                (.20)
                                                                  -----------------------------------
     Total from Investment Operations                                      (.95)                (.16)
                                                                  -----------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.04)                  --
   Distributions from Realized Capital Gains                                 --                   --
                                                                  -----------------------------------
     Total Distributions                                                   (.04)                  --
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $8.85              $  9.84
=====================================================================================================

TOTAL RETURN                                                             -9.68%               -1.60%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                     $56                  $44
   Ratio of Total Expenses to Average Net Assets                        0.45%**              0.45%**
   Ratio of Net Investment Income to Average Net Assets                 0.65%**              1.42%**
   Portfolio Turnover Rate                                                93%**                  18%
   Average Commission Rate Paid                                          $.0518               $.0600
-----------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

-----------------------------------------------------------------------------------------------------------------
                                                                                INTERNATIONAL PORTFOLIO
                                                                                  YEAR ENDED
                                                                                  SEPTEMBER 30,
                                                       SIX MONTHS ENDED    ----------------------     JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            MAR. 31, 1997         1996       1995    SEP. 30, 1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $12.74       $11.40      $10.31          $10.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .05          .14         .16             .05
   Net Realized and Unrealized Gain (Loss) on Investments           .67         1.36         .99             .26
                                                             ----------------------------------------------------
     Total from Investment Operations                               .72         1.50        1.15             .31
                                                             ----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.14)        (.16)       (.06)             --
   Distributions from Realized Capital Gains                       (.32)          --          --              --
                                                             ----------------------------------------------------
     Total Distributions                                           (.46)        (.16)       (.06)             --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $13.00       $12.74      $11.40          $10.31
=================================================================================================================

TOTAL RETURN                                                      5.92%       13.36%      11.21%           3.10%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                            $191          $162         $90             $63
   Ratio of Total Expenses to Average Net Assets                0.41%**         0.49%       0.54%         0.30%**
   Ratio of Net Investment Income to Average Net Assets         0.82%**         1.42%       1.67%         1.91%**
   Portfolio Turnover Rate                                        21%**           19%         27%              0%
   Average Commission Rate Paid                                  $.0308        $.0403         N/A             N/A
-----------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Money Market, High-Grade Bond, High Yield Bond, Balanced, Equity Index, Equity Income, Growth, Small Company Growth, and International Portfolios.

         Certain investments of the Money Market, High-Grade Bond, High Yield Bond, and Balanced Portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the Portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other
Portfolios: Common stocks listed on U.S. exchanges are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

         2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

         Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

         3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index Portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

         The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

         Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

         4. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         5. EQUALIZATION: The Balanced and Equity Income Portfolios follow the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

         6. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. government obligations. The other Portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities.

         Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         7. DISTRIBUTIONS: Distributions of net investment income to shareholders of the Money Market, High-Grade Bond, and High Yield Bond Portfolios are declared daily and paid on the first business day of the following month. Annual distributions of net investment income to shareholders of the Balanced, Equity Index, Equity Income, Growth, Small Company Growth, and International Portfolios are recorded on the ex-dividend date. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

         8. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, High-Grade Bond, and Equity Index Portfolios on an at-cost basis.

         Wellington Management Company, LLP; Newell Associates; Lincoln Capital Management Company; and Granahan Investment Management, Inc. provide investment advisory services to the High Yield Bond, Equity Income, Growth, and Small Company Growth Portfolios, respectively. For the six months ended March 31, 1997, the investment advisory fees of the High Yield Bond, Equity Income, Growth, and Small Company Growth Portfolios represented effective annual rates of 0.07%, 0.10%, 0.15%, and 0.15%, respectively, of average net assets.

         Wellington Management Company, LLP provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index composed of the S&P 500 Index and the Lehman Long-Term Corporate AA or Better Bond Index. For the six months ended March 31, 1997, the investment advisory fee represented an effective annual basic rate of 0.10% of the Portfolio's average net assets before a decrease of $1,000 based on performance.

         Schroder Capital Management International provides investment advisory services to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International-Europe, Australasia, Far East Index. For the six months ended March 31, 1997, the investment advisory fee represented an effective annual basic rate of 0.13% of the Portfolio's average net assets before an increase of $28,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of trustees. At March 31, 1997, the Fund had contributed capital aggregating $185,000 to Vanguard (included in Other Assets), representing 0.9% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended March 31, 1997, purchases and sales of investment securities other than temporary cash investments were:

-------------------------------------------------------------------------------
                        U.S. GOVERNMENT SECURITIES  OTHER INVESTMENT SECURITIES
                                  (000)                        (000)
                       --------------------------------------------------------
PORTFOLIO              PURCHASES           SALES      PURCHASES       SALES
-------------------------------------------------------------------------------
High-Grade Bond          $42,527         $28,461      $  15,244    $  7,357
High Yield Bond               --              --         35,751       5,078
Balanced                  21,147          10,075         50,575      36,437
Equity Index                  --              --         50,694       2,006
Equity Income                 --              --         36,799       9,367
Growth                        --              --        115,933      54,574
Small Company Growth          --              --         39,620      22,370
International                 --              --         33,392      18,031
-------------------------------------------------------------------------------

         At September 30, 1996, the following Portfolios had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:

------------------------------------------------
                      EXPIRATION
                FISCAL YEAR(S) ENDING     AMOUNT
PORTFOLIO           SEPTEMBER 30,          (000)
------------------------------------------------
High-Grade Bond       2003-2005            $812
Small Company Growth       2004             568
------------------------------------------------

         During the six months ended March 31, 1997, the International Portfolio realized net foreign currency losses of $6,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At March 31, 1997, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

---------------------------------------------------------------------
                                          (000)
                       ----------------------------------------------
                                                       NET UNREALIZED
                        APPRECIATED    DEPRECIATED      APPRECIATION
PORTFOLIO                SECURITIES    SECURITIES      (DEPRECIATION)
---------------------------------------------------------------------
High-Grade Bond          $    842        $(2,907)       $  (2,065)
High Yield Bond               427           (681)            (254)
Balanced                   77,399         (5,973)          71,426
Equity Index              162,943         (6,075)         156,868
Equity Income              40,664         (2,356)          38,308
Growth                     81,619         (2,773)          78,846
Small Company Growth        3,453         (7,035)          (3,582)
International              33,621         (7,852)          25,769
---------------------------------------------------------------------

         At March 31, 1997, the aggregate settlement value of open S&P 500 Index futures contracts expiring in June 1997 held by the Equity Index Portfolio, the unrealized depreciation on those contracts, and the market value of U.S. Treasury bills deposited as initial margin for those contracts were $18,571,000, $1,051,000, and $800,000, respectively.

         The International Portfolio had net unrealized foreign currency losses of $3,000 resulting from the translation of other assets and liabilities at March 31, 1997.

F. The market value of securities on loan to broker/dealers at March 31, 1997, and collateral received with respect to such loans were:

-------------------------------------------------
                                  (000)
                       --------------------------
                        MARKET VALUE      CASH
                         OF LOANED     COLLATERAL
PORTFOLIO                SECURITIES     RECEIVED
-------------------------------------------------
Balanced                $  1,458       $  1,530
Equity Income              2,335          2,442
Small Company Growth         797            912
International             32,957         34,806
-------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
         Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
      Portfolio

INDEX FUNDS

   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
      (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
      (CA, FL, NJ, NY, OH, PA)

Q642-3/97

VANGUARD VARIABLE INSURANCE FUND
FINANCIAL STATEMENTS
MARCH 31, 1997 (unaudited)

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, which begin on page 19 of the accompanying Report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index Portfolio's S&P 500 Index securities are listed in descending market value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for Portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date; Portfolios which distribute net income to shareholders as a dividend each day usually have no Undistributed Net Income. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

CONTENTS

Money Market Portfolio  . . . . . . . . . . . . . . . . . . . .    1
High-Grade Bond Portfolio . . . . . . . . . . . . . . . . . . .    5
High Yield Bond Portfolio . . . . . . . . . . . . . . . . . . .   10
Balanced Portfolio  . . . . . . . . . . . . . . . . . . . . . .   14
Equity Index Portfolio  . . . . . . . . . . . . . . . . . . . .   18
Equity Income Portfolio . . . . . . . . . . . . . . . . . . . .   23
Growth Portfolio  . . . . . . . . . . . . . . . . . . . . . . .   25
Small Company Growth Portfolio  . . . . . . . . . . . . . . . .   26
International Portfolio . . . . . . . . . . . . . . . . . . . .   28


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                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
MONEY MARKET PORTFOLIO                                         YIELD**                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (12.7%)
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                          5.277%               4/4/97  (1)       $  5,000            $  5,000
Federal Home Loan Bank                                          5.362%              6/12/97  (1)         10,000               9,994
Federal Home Loan Bank                                          5.388%              6/19/97  (1)          5,000               4,997
Federal Home Loan Bank                                           5.84%              6/27/97               3,000               2,999
Federal National Mortgage Assn.                                 5.293%              4/15/97  (1)          5,000               4,999
Federal National Mortgage Assn.                                 5.337%              4/13/97  (1)         10,000               9,995
Federal National Mortgage Assn.                                 5.383%               5/7/97  (1)          5,000               4,999
Federal National Mortgage Assn.                                 5.618%              6/26/97               5,000               4,934
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $47,917)                                                                                                             47,917
------------------------------------------------------------------------------------------------------------------------------------

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                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
MONEY MARKET PORTFOLIO                                         YIELD**                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (54.8%)
------------------------------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (3.9%)
Banc One Corp.                                                  5.346%              4/17/97            $  2,722           $   2,715
Banc One Corp.                                                   5.35%              4/21/97               4,200               4,187
Bank of New York Co. Inc.                                       5.363%              4/17/97               5,000               4,988
Norwest Corp.                                                   5.397%              4/14/97               3,000               2,994
                                                                                                                  ------------------
                                                                                                                             14,884
                                                                                                                  ------------------
FINANCE-AUTOMOBILES (0.5%)
Ford Motor Credit Corp.                                         5.367%               4/4/97               2,000               1,999
                                                                                                                  ------------------
FINANCE-OTHER (16.9%)
A.I. Credit Corp.                                                5.44%              6/24/97               5,000               4,938
American Express Credit Corp.                                    5.37%               5/8/97               5,000               4,973
Asset Securitization Cooperative Co.                            5.411%              4/28/97               2,000               1,992
Asset Securitization Cooperative Co.                            5.413%               5/6/97               2,000               1,990
Asset Securitization Cooperative Co.                            5.619%              4/16/97               1,800               1,796
Associates Corp. of North America                               5.369%               5/7/97               3,000               2,984
Associates Corp. of North America                               5.601%              5/23/97               3,365               3,338
Ciesco LP                                                       5.339%              5/14/97               5,254               5,221
CIT Group Holdings Inc.                                         5.367%              4/21/97               3,000               2,991
CIT Group Holdings Inc.                                         5.422%               4/3/97               3,000               2,999
Delaware Funding                                                5.336%              4/15/97               4,000               3,992
Delaware Funding                                                5.416%              5/27/97               3,000               2,975
Eiger Capital Corp.                                              5.34%               4/8/97               1,000                 999
Eiger Capital Corp.                                             5.357%              4/18/97               5,000               4,987
Eiger Capital Corp.                                             5.575%              4/24/97               3,000               2,989
Enterprise Funding Corp.                                        5.312%               4/3/97               2,819               2,818
Enterprise Funding Corp.                                        5.335%               5/6/97               3,000               2,985
General Electric Capital Corp.                                  5.402%              5/30/97               3,000               2,974
General Electric Capital Corp.                                  5.405%               4/9/97               2,000               1,998
General Electric Capital Corp.                                  5.412%              4/16/97               2,000               1,996
General Electric Capital Corp.                                  5.475%               7/1/97               2,000               1,973
                                                                                                                  ------------------
                                                                                                                             63,908
                                                                                                                  ------------------
INDUSTRIAL (12.7%)
Archer-Daniels-Midland Co.                                      5.298%              4/25/97               5,000               4,983
Archer-Daniels-Midland Co.                                      5.706%               4/1/97               2,000               2,000
Bayer Corp.                                                     5.322%              5/12/97               4,000               3,976
Bayer Corp.                                                     5.478%               4/1/97               3,000               3,000
Cargill Inc.                                                    5.315%              5/14/97               6,000               5,962
Chevron Transport Co.                                           5.412%              4/17/97               2,000               1,995
Chevron U.K. Investment PLC                                     5.338%              5/16/97               5,000               4,967
Chevron U.K. Investment PLC                                     5.425%               6/5/97               2,000               1,981
Daimler-Benz NA Corp.                                           5.327%              4/11/97                 960                 959
Daimler-Benz NA Corp.                                           5.392%              5/15/97               1,750               1,738
H.J. Heinz Co.                                                  5.281%               4/7/97               2,000               1,998
Eli Lilly & Co.                                                 5.494%              6/13/97               5,000               4,946
Lucent Technologies                                             5.593%              4/10/97               4,265               4,259
Mobil Australia Finance                                         5.429%              6/17/97               5,000               4,943
                                                                                                                  ------------------
                                                                                                                             47,707
                                                                                                                  ------------------
INSURANCE (5.3%)
John Hancock Capital Corp.                                      5.681%              6/27/97               2,500               2,466
John Hancock Capital Corp.                                      5.706%               4/3/97               1,748               1,747
MetLife Funding                                                 5.322%              5/23/97               3,350               3,324
MetLife Funding                                                 5.357%              4/22/97               3,000               2,991
MetLife Funding                                                 5.425%               6/5/97               2,202               2,181
Safeco Credit Corp.                                             5.391%              4/21/97               5,000               4,985
USAA Capital Corp.                                               5.30%               4/1/97               1,280               1,280
USAA Capital Corp.                                              5.599%              4/29/97               1,011               1,007
                                                                                                                  ------------------
                                                                                                                             19,981
                                                                                                                  ------------------

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                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
                                                               YIELD**                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES (2.9%)
Ameritech Corp.                                                 5.347%               4/4/97               3,000               2,999
Ameritech Corp.                                                 5.382%              4/28/97               3,000               2,988
BellSouth Telecommunications Inc.                               5.467%              5/27/97               5,000               4,958
                                                                                                                  ------------------
                                                                                                                             10,945
                                                                                                                  ------------------

FOREIGN BANKS (6.6%)
ABN-AMRO North America Finance Inc.                             5.424%               6/5/97               2,000               1,981
Abbey National                                                  5.429%              6/11/97               5,684               5,624
Abbey National                                                  5.715%              6/12/97               3,076               3,041
Commonwealth Bank of Australia                                  5.436%              6/12/97               2,500               2,473
Halifax Building Society                                        5.572%               4/8/97               5,000               4,994
Halifax Building Society                                        5.658%               4/4/97               2,000               1,999
UBS Finance (Delaware), Inc.                                    5.756%               4/2/97               5,000               4,999
                                                                                                                  ------------------
                                                                                                                             25,111
                                                                                                                  ------------------

CANADIAN GOVERNMENT-NATIONAL AND PROVINCIAL (0.8%)
Canadian Wheat Board                                            5.428%               5/5/97               3,000               2,985
                                                                                                                  ------------------

OTHER FOREIGN GOVERNMENT (4.4%)
Caisse D'Amortissement de la Dette                               5.42%              5/20/97               2,000               1,985
Caisse D'Amortissement de la Dette                              5.507%              7/30/97               3,000               2,946
KFW International Finance                                       5.307%              4/30/97               4,000               3,983
KFW International Finance                                       5.366%               4/3/97               3,700               3,699
Western Australia Treasury Corp.                                5.326%              5/23/97               2,000               1,985
Wool International                                              5.332%              4/16/97               1,882               1,878
                                                                                                                  ------------------
                                                                                                                             16,476
                                                                                                                  ------------------

FOREIGN INDUSTRIAL (0.8%)
Glaxo Wellcome                                                  5.402%              4/21/97               3,000               2,991
                                                                                                                  ------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (COST $206,987)                                                                                                           206,987
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (17.2%)
------------------------------------------------------------------------------------------------------------------------------------
U.S. BANKS (1.9%)
Chase Manhattan Bank                                             5.41%              4/16/97               3,000               3,000
Chase Manhattan Bank                                             5.43%               4/7/97               1,000               1,000
Morgan Guaranty Trust                                            5.71%               1/6/98               2,000               1,999
Morgan Guaranty Trust                                            5.93%               6/6/97               1,000               1,000
                                                                                                                  ------------------
                                                                                                                              6,999
                                                                                                                  ------------------

YANKEE CERTIFICATES OF DEPOSIT-U.S. BRANCHES (15.3%)
Bank of Montreal                                                 5.42%               4/7/97               5,000               5,000
Bank of Montreal                                                 5.42%              4/28/97               1,000               1,000
Bank of Nova Scotia                                              5.35%               4/9/97               3,000               3,000
Bayerische Vereinsbank AG                                        5.33%              5/27/97               3,000               3,000
Caisse Nationale de Credit Agricole                              5.54%              7/29/97               2,000               2,000
Canadian Imperial Bank of Commerce                               5.45%              4/16/97               1,000               1,000
Deutsche Bank AG                                                 5.37%              4/18/97               2,000               2,000
Deutsche Bank AG                                                 5.41%              4/30/97               2,000               2,000
Deutsche Bank AG                                                 5.52%              7/21/97               3,000               3,000
Deutsche Bank AG                                                 5.75%               1/9/98               2,000               2,000
Dresdner Bank AG                                                 5.59%              5/23/97               5,000               5,000
Landesbank Hessen-Thueringen                                     5.96%              3/20/98               5,000               4,997
Landesbank Hessen-Thueringen                                     6.01%              7/18/97               2,000               2,002
Landesbank Hessen-Thueringen                                     6.07%              6/11/97               2,000               2,000
Rabobank Nederlanden                                             5.50%              4/15/97               2,000               2,000
Societe Generale                                                 5.40%              5/19/97               2,000               2,000
Swiss Bank                                                       5.32%              5/27/97               5,000               5,000
Swiss Bank                                                       5.55%              8/28/97               5,000               5,000
Westdeutsche Landesbank Girozentrale                             5.36%               4/9/97               3,000               3,000
Westdeutsche Landesbank Girozentrale                             5.37%              4/18/97               3,000               3,000
                                                                                                                  ------------------
                                                                                                                             57,999
                                                                                                                  ------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
  (COST $64,998)                                                                                                             64,998
------------------------------------------------------------------------------------------------------------------------------------

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                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
MONEY MARKET PORTFOLIO                                         YIELD**                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (10.8%)
ABN-AMRO                                                         5.53%              6/30/97               3,000               3,000
Bayerische Landesbank                                            5.41%               6/4/97               5,000               5,000
Bayerische Landesbank                                            5.50%              6/24/97               2,000               2,000
Bayerische Landesbank                                            5.50%              6/24/97               2,000               2,000
Bayerische Vereinsbank AG                                        5.48%              8/11/97               3,000               3,000
Canadian Imperial Bank of Commerce                               5.42%              4/10/97               5,000               5,000
Morgan Guaranty Trust                                            5.55%              7/31/97               2,000               2,000
National Australia Bank                                          5.43%               5/6/97               4,000               4,000
National Australia Bank                                          5.46%              5/20/97               2,000               2,000
National Westminster Bank PLC                                   5.375%              5/12/97               3,000               3,000
Rabobank Nederlanden                                             5.43%              4/30/97               4,000               4,000
Toronto Dominion                                                 5.43%               4/8/97               3,000               3,000
Westdeutsche Landesbank Girozentrale                             5.42%               4/8/97               3,000               3,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
  (COST $41,000)                                                                                                             41,000
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.1%)
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns & Co.
  (Collateralized by U.S. Treasury Note 6.75%, 4/30/00)
  (COST $8,000)                                                  6.45%               4/1/97               8,000               8,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.6%)
  (COST $368,902)                                                                                                           368,902
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.4%)
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                          9,503
Liabilities                                                                                                                    (396)
                                                                                                                  ------------------
                                                                                                                              9,107
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------------
Applicable to 378,012,872 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                                  $378,009
====================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                     $1.00
====================================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1)Floating Rate Note.

------------------------------------------------------------------------------------------------------------------------------------
AT MARCH 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT                 PER
                                                                                                           (000)              SHARE
------------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                        $378,012               $1.00
Undistributed Net Investment Income                                                                          --                  --
Accumulated Net Realized Losses                                                                              (3)                 --
Unrealized Appreciation                                                                                      --                  --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $378,009               $1.00
====================================================================================================================================

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                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
HIGH-GRADE BOND PORTFOLIO                                       COUPON                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (32.0%)
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS (17.1%)
U.S. Treasury Bond                                              7.625%             11/15/22           $     590          $      617
U.S. Treasury Bond                                              7.875%              2/15/21               1,890               2,025
U.S. Treasury Bond                                               8.00%             11/15/21                 250                 272
U.S. Treasury Bond                                              8.125%              8/15/19               2,575               2,825
U.S. Treasury Bond                                              8.125%              8/15/21               2,925               3,219
U.S. Treasury Bond                                               8.50%              2/15/20               1,870               2,131
U.S. Treasury Bond                                               8.75%              5/15/17               2,005               2,327
U.S. Treasury Bond                                               8.75%              5/15/20                 525                 613
U.S. Treasury Bond                                              8.875%              8/15/17               2,350               2,760
U.S. Treasury Bond                                              8.875%              2/15/19                 660                 778
U.S. Treasury Bond                                              9.125%              5/15/18                 510                 614
U.S. Treasury Bond                                             10.375%             11/15/09               2,095               2,500
U.S. Treasury Bond                                             10.375%             11/15/12               1,915               2,374
U.S. Treasury Bond                                              10.75%              8/15/05                 875               1,083
U.S. Treasury Bond                                             11.625%             11/15/02               1,000               1,223
U.S. Treasury Bond                                              14.00%             11/15/11               1,065               1,576
                                                                                                                  ------------------
                                                                                                                             26,937
                                                                                                                  ------------------

U.S. TREASURY NOTES (14.9%)
U.S. Treasury Inflation Indexed Note                            3.375%              1/15/07                 230                 227
U.S. Treasury Note                                               5.25%              7/31/98                 275                 272
U.S. Treasury Note                                              5.375%              5/31/98                 550                 545
U.S. Treasury Note                                               5.50%             11/15/98               1,000                 987
U.S. Treasury Note                                              5.625%             11/30/98                 350                 346
U.S. Treasury Note                                               5.75%             10/31/00                 500                 485
U.S. Treasury Note                                               6.25%              4/30/01                 125                 123
U.S. Treasury Note                                               6.25%             10/31/01                 400                 392
U.S. Treasury Note                                               6.25%              1/31/02                 475                 465
U.S. Treasury Note                                               6.25%              2/15/03                  45                  44
U.S. Treasury Note                                              6.375%              5/15/99               1,900               1,896
U.S. Treasury Note                                               6.75%              6/30/99               2,950               2,965
U.S. Treasury Note                                              6.875%              5/15/06                 925                 920
U.S. Treasury Note                                               7.00%              4/15/99                 225                 227
U.S. Treasury Note                                               7.00%              7/15/06               3,005               3,013
U.S. Treasury Note                                              7.125%              2/29/00                 350                 355
U.S. Treasury Note                                               7.25%              5/15/04                 205                 209
U.S. Treasury Note                                               7.25%              8/15/04                 120                 122
U.S. Treasury Note                                               7.50%             10/31/99                 750                 766
U.S. Treasury Note                                               7.50%             11/15/01                 625                 643
U.S. Treasury Note                                               7.75%             11/30/99                 675                 694
U.S. Treasury Note                                               7.75%              2/15/01                 325                 336
U.S. Treasury Note                                              7.875%             11/15/04                  75                  79
U.S. Treasury Note                                               8.00%              8/15/99                 225                 232
U.S. Treasury Note                                               8.25%              7/15/98               3,650               3,739
U.S. Treasury Note                                               8.50%              2/15/00                 175                 184
U.S. Treasury Note                                               8.75%              8/15/00               1,025               1,088
U.S. Treasury Note                                              8.875%             11/15/98               1,150               1,193
U.S. Treasury Note                                              9.125%              5/15/99                 925                 972
                                                                                                                  ------------------
                                                                                                                             23,519
                                                                                                                  ------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $50,913)                                                                                                             50,456
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS (2.4%)
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                6.785%               3/1/06                 300                 286
Federal Home Loan Mortgage Corp.                                 7.09%               6/1/05                 200                 194
Federal National Mortgage Assn.                                  4.95%              9/30/98                 700                 686
Federal National Mortgage Assn.                                  5.35%              8/12/98                 700                 690
Federal National Mortgage Assn.                                  5.80%             12/10/03                 350                 327

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                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
HIGH-GRADE BOND PORTFOLIO                                       COUPON                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                  6.25%              8/12/03          $      350         $       333
Federal National Mortgage Assn.                                  7.00%              8/12/02                 900                 882
Federal National Mortgage Assn.                                  7.55%              6/10/04                 350                 348
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL AGENCY OBLIGATIONS
  (COST $3,708)                                                                                                               3,746
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (30.1%)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT (30.0%)
Federal Home Loan Mortgage Corp.                                 5.50%      12/1/98-11/1/08                 212                 205
Federal Home Loan Mortgage Corp.                                 6.00%        7/1/98-1/1/24                 927                 879
Federal Home Loan Mortgage Corp.                                 6.50%        4/1/98-5/1/26               4,104               3,922
Federal Home Loan Mortgage Corp.                                 7.00%        1/1/98-2/1/27               4,522               4,380
Federal Home Loan Mortgage Corp.                                 7.50%        4/1/98-3/1/27               3,594               3,560
Federal Home Loan Mortgage Corp.                                 8.00%       10/1/09-3/1/27               1,453               1,470
Federal Home Loan Mortgage Corp.                                 8.50%        5/1/06-9/1/25                 618                 636
Federal Home Loan Mortgage Corp.                                 9.00%       11/1/05-6/1/22                 504                 529
Federal Home Loan Mortgage Corp.                                 9.50%        1/1/25-2/1/25                 230                 247
Federal Home Loan Mortgage Corp.                                10.00%       3/1/17-11/1/19                 121                 131
Federal National Mortgage Assn.                                  5.50%               3/1/01                  77                  74
Federal National Mortgage Assn.                                  6.00%     11/15/98-10/1/25               1,569               1,477
Federal National Mortgage Assn.                                  6.50%        3/1/00-4/1/26               3,102               2,944
Federal National Mortgage Assn.                                  7.00%        5/1/00-7/1/26               4,491               4,346
Federal National Mortgage Assn.                                  7.50%        4/1/99-1/1/27               4,093               4,042
Federal National Mortgage Assn.                                  8.00%       2/1/00-11/1/26               2,499               2,522
Federal National Mortgage Assn.                                  8.50%      10/1/04-10/1/26                 967                 994
Federal National Mortgage Assn.                                  9.00%        3/1/20-4/1/25                 530                 556
Federal National Mortgage Assn.                                  9.50%        6/1/01-2/1/25                 389                 417
Federal National Mortgage Assn.                                 10.00%        8/1/20-8/1/21                 152                 166
Federal National Mortgage Assn.                                 10.50%               8/1/20                  42                  46
Government National Mortgage Assn.                               6.00%      3/15/09-1/15/24                 167                 154
Government National Mortgage Assn.                               6.50%     10/15/08-5/15/26               1,238               1,157
Government National Mortgage Assn.                               7.00%     10/15/08-3/15/27               3,005               2,892
Government National Mortgage Assn.                               7.50%      5/15/08-6/15/26               2,319               2,288
Government National Mortgage Assn.                               8.00%     3/15/08-12/15/26               3,800               3,829
Government National Mortgage Assn.                               8.50%      7/15/09-4/15/25               1,042               1,078
Government National Mortgage Assn.                               9.00%      4/15/16-8/15/21               1,230               1,300
Government National Mortgage Assn.                               9.50%      4/15/17-2/15/25                 668                 720
Government National Mortgage Assn.                              10.00%      5/15/20-1/15/25                 248                 271
Government National Mortgage Assn.                              10.50%              5/15/19                  29                  32
Government National Mortgage Assn.                              11.00%             10/15/15                  28                  32
Government National Mortgage Assn.                              11.50%              2/15/13                  60                  68
                                                                                                                  ------------------
                                                                                                                             47,364
                                                                                                                  ------------------

PRIVATE (0.1%)
Resolution Trust Corp.                                          10.40%              8/25/21                 135                 141
                                                                                                                  ------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE PASS-THROUGH SECURITIES
  (COST $48,191)                                                                                                             47,505
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (29.3%)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.1%)
Chase Manhattan Credit Card Master Trust                         7.40%              5/15/00  (1)            150                 150
Discover Card Master Trust                                       5.40%             11/16/01  (1)          1,400               1,376
First Chicago Master Trust                                       6.25%              8/15/99  (1)            413                 412
First Deposit Master Trust                                       5.75%              6/15/01  (1)          1,400               1,391
First Deposit Master Trust                                       6.05%              8/15/02  (1)          1,400               1,396
MBNA Credit Card Master Trust                                    6.20%              8/15/99  (1)            413                 412
MBNA Credit Card Master Trust                                    7.75%             10/15/98  (1)             25                  25
Sears Credit Card Account Master Trust                           8.10%              6/15/04   (1)         1,400               1,447
Standard Credit Card Master Trust                               7.875%               1/7/00  (1)          1,400               1,427
                                                                                                                              8,036
                                                                                                                  ------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
                                                                COUPON                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
FINANCE (10.0%)
American General Finance                                         8.00%              2/15/00            $    900           $     924
Associates Corp.                                                 6.25%              3/15/99                 500                 496
Associates Corp.                                                 7.50%              4/15/02                 600                 608
BankAmerica Corp.                                               9.625%              2/13/01                 500                 541
BankAmerica Corp.                                               10.00%               2/1/03                 200                 225
Bear Stearns Cos.                                               6.625%              1/15/04                 200                 192
Bear Stearns Cos.                                               7.625%              4/15/00                 250                 254
Bear Stearns Cos.                                               9.125%              4/15/98                 250                 257
Chrysler Financial Corp.                                        5.875%               2/7/01                 500                 481
CIT Group Holdings                                              6.625%              6/15/05                 400                 381
CoreStates Capital                                              9.375%              4/15/03                 250                 275
Countrywide Funding Corp. MTN                                    7.31%              8/28/00                 600                 605
First Chicago Corp.                                             11.25%              2/20/01                 300                 342
First Interstate Bancorp                                        8.625%               4/1/99                 500                 518
General Motors Acceptance Corp.                                  5.50%             12/15/01                 750                 699
Great Western Finance                                           6.375%               7/1/00                 900                 881
Household Finance Corp.                                          7.65%              5/15/07                 400                 402
Lehman Brothers Holdings                                         6.90%              1/29/01               1,000                 989
Manufacturers Hanover Corp.                                      8.50%              2/15/99                 500                 516
Mellon Finance Corp.                                            7.625%             11/15/99                 200                 203
Merrill Lynch & Co., Inc.                                        6.50%               4/1/01               1,000                 979
NationsBank Corp.                                                6.75%              8/15/00                 500                 497
NationsBank Corp.                                                7.00%              9/15/01                 200                 199
NationsBank Corp.                                                7.75%              8/15/04                 500                 509
NCNB Corp.                                                       9.50%               6/1/04                 150                 167
PaineWebber Group Inc.                                           7.00%               3/1/00                 450                 449
Salomon, Inc.                                                    6.70%              12/1/98               1,000                 998
Sears Roebuck Acceptance Corp.                                   6.75%              9/15/05                 150                 143
Security Capital Pacific Trust                                   8.05%               4/1/17                 150                 148
Smith Barney Holdings Inc.                                      5.875%               2/1/01                 400                 384
Smith Barney Holdings Inc.                                       7.98%               3/1/00                 700                 718
Travelers/Aetna Property & Casualty Corp.                        7.75%              4/15/26                 275                 267
U S WEST Financial MTN                                           8.85%              9/20/99                 500                 521
                                                                                                                  ------------------
                                                                                                                             15,768
                                                                                                                  ------------------

INDUSTRIAL (10.6%)
American Brands Inc.                                            7.875%              1/15/23                 100                 100
Anheuser-Busch Cos., Inc.                                       7.375%               7/1/23                  75                  70
Anheuser-Busch Cos., Inc.                                       8.625%              12/1/16                  63                  66
Applied Materials                                                8.00%               9/1/04                 100                 103
Archer-Daniels-Midland Co.                                      8.875%              4/15/11                 180                 200
Auburn Hills                                                    12.00%               5/1/20                 115                 166
Black & Decker Corp.                                            6.625%             11/15/00               1,000                 983
Black & Decker Corp.                                             7.50%               4/1/03                 500                 502
Bowater Inc.                                                    9.375%             12/15/21                 250                 286
Burlington Northern                                             6.875%              2/15/16                 300                 270
Burlington Northern Santa Fe Corp.                              6.375%             12/15/05                 100                  93
Chrysler Corp.                                                   7.45%             2/1/2097                 100                  93
Chrysler Corp.                                                  10.40%               8/1/99                 300                 304
Conrail Corp.                                                    9.75%              6/15/20                 100                 118
CSX Corp.                                                       8.625%              5/15/22                  50                  53
Cyprus Minerals                                                 6.625%             10/15/05                 400                 374
Deere & Co.                                                      8.50%               1/9/22                 100                 108
Delta Airlines Equipment Trust                                   8.54%               1/2/07 (1)             203                 212
Eastman Chemical Co.                                            6.375%              1/15/04                 400                 379
Eastman Chemical Co.                                             7.25%              1/15/24                 100                  93
Federal Express Co. MTN                                         10.00%               9/1/98                 400                 418
Ford Capital B.V.                                               9.875%              5/15/02                 400                 445
Ford Holdings Inc.                                               9.25%               3/1/00                 300                 318
Ford Motor Corp.                                                 9.95%              2/15/32                  65                  80

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
HIGH-GRADE BOND PORTFOLIO                                       COUPON                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
General Motors Corp.                                            9.125%              7/15/01           $     400          $      428
General Motors Corp.                                            9.625%              12/1/00                 500                 541
W.R. Grace & Co.                                                 7.40%               2/1/00                 400                 403
W.R. Grace & Co.                                                 8.00%              8/15/04                 350                 359
International Business Machines Corp.                           7.125%            12/1/2096                 200                 179
International Paper Co.                                         7.875%               8/1/06                 100                 102
May Department Stores Co.                                        9.75%              2/15/21 (1)             100                 116
McDonald's Corp.                                                 6.75%              2/15/03                 230                 225
MedPartners                                                     7.375%              10/1/06                 150                 147
Mobil Corp.                                                     7.625%              2/23/33                 200                 190
News America Holdings                                            7.50%               3/1/00                 500                 506
News America Holdings                                            8.50%              2/15/05                 300                 314
News America Holdings                                           9.125%             10/15/99               1,500               1,575
Northrop Grumman Corp.                                          9.375%             10/15/24                 400                 425
Occidental Petroleum Corp. MTN                                   8.50%              11/9/01                 750                 785
J.C. Penney Co., Inc.                                           6.875%              6/15/99                 500                 501
Philip Morris Cos., Inc.                                         8.25%             10/15/03                 150                 156
Phillips Petroleum Co.                                           9.00%               6/1/01                 600                 642
Praxair, Inc.                                                    6.75%               3/1/03                 500                 487
Quaker State Corp.                                              6.625%             10/15/05                 175                 164
Seagate Technology, Inc.                                         7.45%               3/1/37                 300                 292
Sears, Roebuck & Co.                                             9.25%              4/15/98                 750                 771
Tenneco Inc.                                                   10.075%               2/1/01                 200                 219
Texaco Capital Corp.                                            8.875%               9/1/21                 150                 169
Union Carbide Corp.                                              6.75%               4/1/03                 200                 194
Union Carbide Corp.                                              7.75%            10/1/2096                  50                  48
Union Carbide Corp.                                             7.875%               4/1/23                 125                 123
Union Oil of California                                         6.375%               2/1/04                 200                 188
Union Oil of California                                         9.125%              2/15/06                 115                 126
Union Oil of California                                          9.25%               2/1/03                  80                  87
Union Pacific Corp.                                             8.625%              5/15/22                 175                 177
Whirlpool Corp.                                                  9.00%               3/1/03                 150                 162
                                                                                                                  ------------------
                                                                                                                             16,635
                                                                                                                  ------------------
UTILITIES (3.6%)
Alabama Power Co.                                                8.75%              12/1/21                 129                 130
AT & T Corp.                                                     8.35%              1/15/25                 140                 142
Baltimore Gas & Electric Co.                                    8.375%              8/15/01                 500                 523
Carolina Power & Light Co.                                      6.875%              8/15/23                 175                 154
Coastal Corp.                                                    7.75%             10/15/35                 250                 241
Enron Corp.                                                     7.125%              5/15/07                 150                 146
Enron Corp.                                                      9.65%              5/15/01                 450                 488
GTE Corp.                                                        7.83%               5/1/23                 250                 239
Houston Lighting & Power Co.                                     8.75%               3/1/22                 100                 103
MCI Communications Corp.                                         7.50%              8/20/04                 250                 253
MCI Communications Corp.                                         7.75%              3/23/25                 250                 241
Michigan Bell Telephone                                          7.50%              2/15/23                 175                 166
New York Telephone                                               7.00%              8/15/25                 175                 156
Northern Telecom Ltd.                                           6.875%               9/1/23                 250                 222
Pacific Bell Telephone Co.                                       7.25%               7/1/02                 225                 226
Southern Bell Telephone Co.                                     7.625%              3/15/13                 450                 433
Southern California Edison Co.                                  6.375%              1/15/06                 650                 605
Southwestern Bell Telephone                                     7.625%              10/1/13                 125                 120
Southwestern Bell Telephone                                     7.625%               3/1/23                 475                 456
Texas Utilities Corp.                                           7.375%               8/1/01                 250                 252
Texas Utilities Corp.                                           7.875%               3/1/23                 110                 106
Texas Utilities Corp.                                            8.25%               4/1/04                 100                 105
Virginia Electric & Power Co.                                   6.625%               4/1/03                 200                 194
                                                                                                                  ------------------
                                                                                                                              5,701
                                                                                                                  ------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $46,953)                                                                                                             46,140
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
                                                                COUPON                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (DOLLAR DENOMINATED)(4.7%)
------------------------------------------------------------------------------------------------------------------------------------
CANADA (1.6%)
Province of British Columbia                                     7.00%              1/15/03          $      170       $         169
Province of Manitoba                                             8.75%              5/15/01                 500                 530
Province of Manitoba                                             9.25%               4/1/20                 120                 139
Province of Manitoba                                             9.50%              10/1/00                 130                 140
Province of Manitoba                                            9.625%              12/1/18                 100                 120
Province of Newfoundland                                         7.32%             10/13/23                 350                 327
Province of Ontario                                             7.375%              1/27/03                 110                 111
Province of Ontario                                              7.75%               6/4/02                 200                 206
Province of Saskatchewan                                        7.125%              3/15/08                 200                 196
Province of Saskatchewan                                         8.00%              7/15/04                 550                 570
                                                                                                                  ------------------
                                                                                                                              2,508
                                                                                                                  ------------------

WORLD BANKS (0.1%)
InterAmerican Development Bank                                   8.50%              3/15/11                 130                 142
                                                                                                                  ------------------
OTHER (3.0%)
Finland Global Bond                                             7.875%              7/28/04                 350                 366
Grand Metropolitan Investments                                   9.00%              8/15/11                 150                 167
Hanson Overseas                                                 7.375%              1/15/03                 400                 400
KFW International Finance                                       7.625%              2/15/04                 300                 307
KFW International Finance                                        8.85%              6/15/99                 425                 443
KFW International Finance                                       9.125%              5/15/01                 200                 215
Korean Development Bank                                         6.625%             11/21/03                 800                 770
National Westminster Bancorp Inc.                               9.375%             11/15/03                 350                 387
Noranda, Inc.                                                   8.625%              7/15/02                 370                 390
Republic of Portugal                                             5.75%              10/8/03                 650                 603
Kingdom of Thailand                                              8.25%              3/15/02                 700                 725
                                                                                                                  ------------------
                                                                                                                              4,773
                                                                                                                  ------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS (COST $7,570)                                                                    7,423
------------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account
  (COST $1,750)                                                  6.35%               4/1/97               1,750               1,750
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $159,085)                                                                                   157,020
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                          3,367
Liabilities                                                                                                                  (2,738)
                                                                                                                  ------------------
                                                                                                                                629
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------------
Applicable to 15,456,754 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                                  $157,649
====================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $10.20
====================================================================================================================================

 *See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

MTN--Medium-Term Note.

------------------------------------------------------------------------------------------------------------------------------------
AT MARCH 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT                 PER
                                                                                                          (000)               SHARE
------------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                       $ 160,601              $10.39
Undistributed Net Investment Income                                                                          --                  --
Accumulated Net Realized Losses                                                                            (887)               (.06)
Unrealized Depreciation--Note E                                                                          (2,065)               (.13)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $157,649              $10.20
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
HIGH-GRADE BOND PORTFOLIO                                       COUPON                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (98.6%)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL (5.0%)
Amresco Inc.                                                    10.00%              3/15/04              $  500             $   494
Chevy Chase Savings Bank                                         9.25%              12/1/08                 300                 294
ContiFinancial Corp.                                            8.375%              8/15/03                 125                 126
Imperial Credit Industries, Inc.                                9.875%              1/15/07                 700                 686
Olympic Financial Ltd.                                          11.50%              3/15/07                 500                 488
Western Financial Savings Bank                                   8.50%               7/1/03                 500                 494
                                                                                                                  ------------------
                                                                                                                              2,582
                                                                                                                  ------------------
INDUSTRIAL (90.9%)
  AEROSPACE AND DEFENSE (2.0%)
  K & F Industries                                             10.375%               9/1/04                 500                 523
  Northrop Grumman Corp.                                        9.375%             10/15/24                 500                 532

  BASIC INDUSTRIES (19.7%)
  American Standard Inc.                                        9.875%               6/1/01                 200                 208
  Amtrol Inc.                                                  10.625%             12/31/06                 500                 524
  Bell & Howell Co.                                              9.25%              7/15/00                 100                 100
  Collins & Aikman Products Co.                                 11.50%              4/15/06                 400                 442
  Dan River Inc.                                               10.125%             12/15/03                 500                 505
  Day International Group Inc.                                 11.125%               6/1/05                 200                 207
  Dominion Textile (USA) Inc.                                    9.25%               4/1/06                 300                 300
  Envirosource, Inc.                                             9.75%              6/15/03                 200                 195
  Essex Group, Inc.                                             10.00%               5/1/03                 490                 505
  Exide Corp.                                                   10.00%              4/15/05                 400                 400
  Goss Graphic Systems, Inc.                                    12.00%             10/15/06                 200                 209
  Great Lakes Carbon Corp.                                      10.00%               1/1/06                 100                 104
  Hayes Wheels International, Inc.                              11.00%              7/15/06                 500                 545
  Howmet Corp.                                                  10.00%              12/1/03                 135                 144
  Iron Mountain, Inc.                                          10.125%              10/1/06                 700                 717
  Koppers Industries, Inc.                                       8.50%               2/1/04                 500                 480
  Lear Corp.                                                     9.50%              7/15/06                 700                 728
  Mark IV Industries, Inc.                                       8.75%               4/1/03                 100                 100
  Mettler-Toledo, Inc.                                           9.75%              10/1/06                 400                 408
  Owens-Illinois, Inc.                                          11.00%              12/1/03                 500                 551
  Penda Corp.                                                   10.75%               3/1/04                 200                 199
  Schuller International Group, Inc.                           10.875%             12/15/04                 500                 543
  Specialty Equipment Cos., Inc.                               11.375%              12/1/03                 250                 266
  Synthetic Industries Inc.                                      9.25%              2/15/07                 500                 493
  Tultex Corp.                                                 10.625%              3/15/05                 300                 326
  UCAR Global Enterprises, Inc.                                 12.00%              1/15/05                 300                 341
  Walbro Corp.                                                  9.875%              7/15/05                 500                 495
  Wolverine Tube, Inc.                                         10.125%               9/1/02                 200                 210

  CABLE (4.4%)
  Cablevision Systems Corp.                                      9.25%              11/1/05                 400                 380
  Comcast Corp.                                                 9.125%             10/15/06                 500                 495
  Lenfest Communications, Inc.                                  8.375%              11/1/05                 700                 637
  Rifkin Acquisition Partners LLLP                             11.125%              1/15/06                 300                 300
  Tele-Communications, Inc.                                      9.25%              1/15/23                 500                 479

  CHEMICALS (9.5%)
  Acetex Corp.                                                   9.75%              10/1/03                 650                 637
  Agricultural Minerals & Chemicals Inc.                        10.75%              9/30/03                 250                 264
  Astor Corp.                                                   10.50%             10/15/06                 500                 532
  Borden Chemicals & Plastics Operating LP                       9.50%               5/1/05                 600                 624
  Buckeye Cellulose Corp.                                        8.50%             12/15/05                 400                 392
  General Chemical Corp.                                         9.25%              8/15/03                 300                 304

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
                                                                COUPON                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
  Harris Chemical North America, Inc.                           10.75%             10/15/03             $   500             $   495
  Key Plastics, Inc.                                            10.25%              3/15/07                 250                 248
  Rexene Corp.                                                  11.75%              12/1/04                 500                 560
  Sterling Chemicals, Inc.                                      11.75%              8/15/06                 500                 520
  Texas Petrochemicals Corp.                                   11.125%               7/1/06                 335                 353

  COMPUTERS AND ELECTRONIC EQUIPMENT (1.2%)
  Advanced Micro Devices, Inc.                                  11.00%               8/1/03                 250                 270
  Fairchild Semiconductor Corp.                                10.125%              3/15/07                 365                 363

  CONSUMER GOODS AND SERVICES (6.5%)
  American Safety Razor Co.                                     9.875%               8/1/05                 150                 154
  Delco-Remy International                                     10.625%               8/1/06                 500                 512
  Dr. Pepper Bottling Co. of Texas                              10.25%              2/15/00                 150                 153
  Fonda Group Inc.                                               9.50%               3/1/07                 500                 479
  Kinder-Care Learning Centers                                   9.50%              2/15/09                 600                 573
  Playtex Family Products Corp.                                  9.00%             12/15/03                 500                 495
  Safelite Glass                                                9.875%             12/15/06                 220                 220
  Sweetheart Cup Co. Inc.                                       9.625%               9/1/00                 400                 404
  Westpoint Stevens, Inc.                                       9.375%             12/15/05                 425                 425

  ENERGY AND RELATED GOODS AND SERVICES (5.8%)
  Falcon Drilling Co., Inc.                                     8.875%              3/15/03                 500                 505
  Flores & Rucks, Inc.                                           9.75%              10/1/06                 500                 510
  Maxus Energy Corp.                                            9.375%              11/1/03                 100                 102
  J. Ray McDermott, SA                                          9.375%              7/15/06                 500                 505
  Mesa Operating Co.                                           10.625%               7/1/06                 700                 732
  Plains Resources, Inc.                                        10.25%              3/15/06                 400                 412
  Seagull Energy Corp.                                          8.625%               8/1/05                 250                 250

  FOOD AND LODGING (0.6%)
  PMI Acquisition Corp.                                         10.25%               9/1/03                 300                 309

  GROCERY STORES (1.2%)
  Bruno's Inc.                                                  10.50%               8/1/05                 105                 106
  Dominick's Finer Foods, Inc.                                 10.875%               5/1/05                 100                 107
  Grand Union Co.                                               12.00%               9/1/04                 200                 196
  Smith's Food & Drug Centers, Inc.                             11.25%              5/15/07                 200                 219

  HEALTH CARE (6.4%)
  Abbey Healthcare Group, Inc.                                   9.50%              11/1/02                 500                 520
  Beverly Enterprises Inc.                                       9.00%              2/15/06                 250                 249
  Genesis Health Ventures Inc.                                   9.75%              6/15/05                 200                 205
  HEALTHSOUTH Rehabilitation Corp.                               9.50%               4/1/01                 650                 679
  Integrated Health Services, Inc.                              9.625%              5/31/02                 400                 412
  Owens & Minor, Inc.                                          10.875%               6/1/06                 500                 539
  Quorum Health Group, Inc.                                      8.75%              11/1/05                 200                 198
  Tenet Healthcare Corp.                                       10.125%               3/1/05                 500                 535

  HOME BUILDING AND REAL ESTATE (0.7%)
  Continental Homes Holding Corp.                               10.00%              4/15/06                 100                 103
  Triangle Pacific Corp.                                        10.50%               8/1/03                 200                 214
  Del Webb Corp.                                                 9.00%              2/15/06                  50                  49

  MEDIA AND COMMUNICATIONS (5.8%)
  American Radio Systems Corp.                                   9.00%               2/1/06                 300                 289
  Chancellor Radio Broadcasting Co.                             9.375%              10/1/04                 200                 196
  JCAC, Inc.                                                   10.125%              6/15/06                 100                 101
  Muzak LP/MuzakCapital Corp.                                   10.00%              10/1/03                 405                 409

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
HIGH-GRADE BOND PORTFOLIO                                       COUPON                 DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
  Outdoor Systems Inc.                                          9.375%             10/15/06             $   300          $      306
  Paging Network, Inc.                                         10.125%               8/1/07                 200                 184
  Universal Outdoor, Inc.                                        9.75%             10/15/06                 300                 297
  Viacom Inc.                                                    8.00%               7/7/06                 500                 465
  Westinghouse Electric Corp.                                   8.375%              6/15/02                  50                  51
  World Color Press, Inc.                                       9.125%              3/15/03                 200                 200
  Young Broadcasting Inc.                                      10.125%              2/15/05                 500                 495

  METAL (14.7%)
  AK Steel Corp.                                                9.125%             12/15/06                 500                 492
  AK Steel Corp.                                                10.75%               4/1/04                 500                 532
  Acme Metals Inc.                                              12.50%               8/1/02                 500                 530
  Algoma Steel Inc.                                            12.375%              7/15/05                 700                 745
  Armco, Inc.                                                   9.375%              11/1/00                 500                 495
  Bethlehem Steel Corp.                                        10.375%               9/1/03                 400                 416
  Echo Bay Mines Ltd.                                           11.00%               4/1/27                 335                 335
  GS Technologies Operating Co., Inc.                           12.25%              10/1/05                 750                 795
  Kaiser Aluminum & Chemical Corp.                              9.875%              2/15/02                 500                 495
  NS Group Inc.                                                 13.50%              7/15/03                 500                 549
  Northwestern Steel & Wire Co.                                  9.50%              6/15/01                 725                 689
  Oregon Steel Mills, Inc.                                      11.00%              6/15/03                 500                 530
  Ryerson Tull, Inc.                                            9.125%              7/15/06                 500                 520
  Weirton Steel Corp.                                           10.75%               6/1/05                 500                 500

  PAPER (7.4%)
  Container Corp. of America                                     9.75%               4/1/03                 700                 728
  Doman Industries, Ltd.                                         8.75%              3/15/04                 500                 467
  Domtar Inc.                                                    8.75%               8/1/06                 200                 202
  Fort Howard Corp.                                              9.00%               2/1/06                 700                 707
  Quno Corp.                                                    9.125%              5/15/05                 100                 106
  SD Warren Co.                                                 12.00%             12/15/04                 500                 545
  Stone Consolidated Corp.                                      10.25%             12/15/00                 200                 213
  Stone Container Corp.                                         9.875%               2/1/01                 500                 468
  Tembec Finance Corp.                                          9.875%              9/30/05                 400                 398

  TRANSPORTATION (1.9%)
  Johnstown America Industries, Inc.                            11.75%              8/15/05                 500                 489
  Newport News Shipbuilding Inc.                                8.625%              12/1/06                 500                 504

  OTHER (3.1%)
  Cross Timbers Oil Co.                                          9.25%               4/1/07                 500                 486
  Nortek, Inc.                                                   9.25%              3/15/07                 415                 406
  Packard Bioscience Co.                                        9.375%               3/1/07                 500                 483
  Rayovac Corp.                                                 10.25%              11/1/06                 230                 237
                                                                                                                  ------------------
                                                                                                                             47,279
                                                                                                                  ------------------

UTILITIES (2.7%)
AmeriGas Partners LP Series B                                  10.125%              4/15/07                 500                 531
CalEnergy Co.                                                    9.50%              9/15/06                 500                 533
El Paso Electric Co. Series D                                    8.90%               2/1/06                 150                 156
Texas-New Mexico Power Co.                                      10.75%              9/15/03                 200                 216
                                                                                                                  ------------------
                                                                                                                              1,436
                                                                                                                  ------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $51,551)                                                                                                             51,297
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             MARKET
                                                                                                                             VALUE*
                                                                                                                              (000)
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                      $   2,855
Liabilities                                                                                                                  (2,122)
                                                                                                                  ------------------
                                                                                                                                733
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------------
Applicable to 5,128,260 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                                   $52,030
====================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $10.15
====================================================================================================================================

*See Note A in Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
AT MARCH 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT                 PER
                                                                                                          (000)               SHARE
------------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                         $52,215              $10.19
Undistributed Net Investment Income                                                                          --                  --
Accumulated Net Realized Gains                                                                               69                 .01
Unrealized Depreciation--Note E                                                                            (254)               (.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $52,030              $10.15
====================================================================================================================================

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
BALANCED PORTFOLIO                                              SHARES                (000)
--------------------------------------------------------------------------------------------
COMMON STOCK (60.4%)
--------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.1%)
  Chrysler Corp.                                               101,000            $   3,030
  Ford Motor Co.                                               148,031                4,644
  General Motors Corp.                                          84,139                4,659
  KLM Royal Dutch Air Lines NV                                  66,300                1,898
  Norfolk Southern Corp.                                        10,400                  887
  Union Pacific Corp.                                           62,800                3,564
                                                                          ------------------
                                                                                     18,682
                                                                          ------------------
CONSUMER DISCRETIONARY (1.9%)
  Eastman Kodak Co.                                             19,600                1,487
  May Department Stores Co.                                     33,800                1,538
  J.C. Penney Co., Inc.                                         36,000                1,715
  Sears, Roebuck & Co.                                          42,052                2,113
                                                                          ------------------
                                                                                      6,853
                                                                          ------------------
CONSUMER STAPLES (2.0%)
  General Mills, Inc.                                           22,000                1,367
  H.J. Heinz Co.                                                55,000                2,172
  Philip Morris Cos., Inc.                                      20,500                2,340
  SuperValu Inc.                                                49,900                1,485
                                                                          ------------------
                                                                                      7,364
                                                                          ------------------
FINANCIAL SERVICES (11.9%)
  Allstate Corp.                                               123,964                7,360
  Banc One Corp.                                                42,971                1,708
  BankAmerica Corp.                                             38,000                3,829
  CIGNA Corp.                                                   22,100                3,229
  Citicorp                                                      62,400                6,755
  Compass Bancshares Inc.                                        5,900                  263
  CoreStates Financial Corp.                                    79,540                3,778
  First Bank System, Inc.                                       93,900                6,855
  First Union Corp.                                             50,877                4,127
  Jefferson-Pilot Corp.                                         31,500                1,713
  Southern National Corp.                                        8,000                  298
  Summit Bancorp                                                 4,000                  175
  Wachovia Corp.                                                65,800                3,586
                                                                          ------------------
                                                                                     43,676
                                                                          ------------------
HEALTH CARE (7.5%)
  Abbott Laboratories                                           65,600                3,682
  American Home Products Corp.                                  72,000                4,320
  C.R. Bard, Inc.                                               54,000                1,539
  Baxter International, Inc.                                    65,100                2,807
  Bristol-Myers Squibb Co.                                      88,400                5,216
  Johnson & Johnson                                             69,000                3,648
  Pfizer, Inc.                                                  33,000                2,776
  Pharmacia & Upjohn, Inc.                                      66,000                2,417
  Zeneca Group PLC ADR                                          14,399                1,228
                                                                          ------------------
                                                                                     27,633
                                                                          ------------------
INTEGRATED OILS (6.2%)
  Amoco Corp.                                                   27,900                2,417
  Ashland Inc.                                                  23,400                  942
  Atlantic Richfield Co.                                         4,000                  540
  Chevron Corp.                                                 40,600                2,827
  Equitable Resources, Inc.                                     29,000                  888
  Exxon Corp.                                                   22,100                2,381
  Kerr-McGee Corp.                                              10,500                  650
  Norsk Hydro AS ADR                                            32,900                1,608
  Phillips Petroleum Co.                                        26,800                1,095
  Repsol SA ADR                                                 59,400                2,421
  Royal Dutch Petroleum Co. ADR                                 11,700                2,048
  Texaco Inc.                                                   18,000                1,971
  Total SA ADR                                                  44,056                1,867
  Unocal Corp.                                                  33,587                1,281
                                                                          ------------------
                                                                                     22,936
                                                                          ------------------
MATERIALS & PROCESSING (12.1%)
# Alumax, Inc.                                                   3,500                  121
  Aluminum Co. of America                                       55,000                3,740
  British Steel PLC ADR                                         84,400                2,247
  Cabot Corp.                                                   47,200                1,133
  Dow Chemical Co.                                              53,100                4,248
  E.I. du Pont de Nemours & Co.                                 41,300                4,378
  International Paper Co.                                       53,000                2,060
  Kimberly-Clark Corp.                                          57,400                5,704
  Lubrizol Corp.                                                72,000                2,340
  PPG Industries, Inc.                                          37,200                2,009
  Phelps Dodge Corp.                                            57,300                4,190
  Reynolds Metals Co.                                           42,262                2,620
  Rhone-Poulenc SA ADR                                          67,593                2,247
  Temple-Inland Inc.                                            44,000                2,310
  Westvaco Corp.                                                73,300                1,842
  Willamette Industries, Inc.                                   32,400                2,025
  Witco Chemical Corp.                                          38,000                1,292
                                                                          ------------------
                                                                                     44,506
                                                                          ------------------
PRODUCER DURABLES (4.8%)
  Caterpillar, Inc.                                             27,000                2,167
  Honeywell, Inc.                                               60,800                4,127
  Northrop Grumman Corp.                                        47,000                3,554
  United Technologies Corp.                                     37,600                2,829
  Xerox Corp.                                                   88,000                5,005
                                                                          ------------------
                                                                                     17,682
                                                                          ------------------
UTILITIES (5.1%)
  AT&T Corp.                                                    66,000                2,293
  BellSouth Corp.                                               54,600                2,307
  Carolina Power & Light Co.                                    45,000                1,631
  CINergy Corp.                                                 48,000                1,638
  Duke Power Co.                                                44,000                1,941
  NYNEX Corp.                                                   21,600                  986
  PacifiCorp                                                    70,000                1,496
  Pinnacle West Capital Corp.                                   44,000                1,326
  SBC Communications Inc.                                       31,500                1,658
  Texas Utilities Co.                                           56,200                1,925
  U S WEST Communications Group                                 43,100                1,465
                                                                          ------------------
                                                                                     18,666
                                                                          ------------------
OTHER (3.8%)
  Canadian Pacific Ltd.                                        118,500                2,844
  Canadian National Railway Co.                                 33,200                1,174
  General Electric Co.                                          70,700                7,017
  Minnesota Mining &
     Manufacturing Co.                                          33,400                2,822
                                                                          ------------------
                                                                                     13,857
                                                                          ------------------
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $146,788)                                                                   221,855
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
                                                               SHARES                 (000)
--------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.5%)
--------------------------------------------------------------------------------------------
  Bethlehem Steel Corp. $3.50                                   10,000            $     370
  Cyprus Amax Minerals Co. $4.00                                11,666                  636
  Sun Co., Inc. $1.80                                           44,000                1,160
--------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (COST $2,383)                                                                        2,166
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                  FACE
                                                                AMOUNT
                                                                 (000)
--------------------------------------------------------------------------------------------
CORPORATE BONDS (24.7%)
--------------------------------------------------------------------------------------------
FINANCE (8.4%)
BankAmerica Corp.
  7.20%, 4/15/06                                              $  1,000                  984
BanPonce Corp.
  6.805%, 5/17/00                                                2,000                1,981
Banque Paribas-NY
  6.875%, 3/1/09                                                 1,500                1,383
Chase Manhattan Corp.
  8.625%, 5/1/02                                                 1,000                1,059
Citicorp
  7.625%, 5/1/05                                                 1,000                1,011
Comerica, Inc.
  7.25%, 8/1/07                                                  1,500                1,457
Dean Witter Discover & Co.
  6.75%, 10/15/13                                                1,000                  905
Deutsche Bank Financial
  6.70%, 12/13/06                                                2,000                1,900
Exxon Capital Corp.
  6.00%, 7/1/05                                                  1,000                  923
First Union Bancorp
  7.50%, 4/15/35                                                 1,000                1,014
Ford Motor Credit Corp.
  6.25%, 12/8/05                                                 1,000                  923
General Motors Acceptance
  Corp. MTN
  8.50%, 1/1/03                                                  1,000                1,054
John Hancock
  7.375%, 2/15/24                                                1,000                  915
Jackson National Life Insurance Co.
  8.15%, 3/15/27                                                 1,500                1,473
Lumbermans Mutual Casualty
  9.15%, 7/1/26                                                  1,000                1,043
NBD Bancorp
  7.125%, 5/15/07                                                1,500                1,449
NationsBank Corp.
  7.80%, 9/15/16                                                 1,000                  994
Ohio National Life Insurance
  8.50%, 5/15/26                                                 2,000                1,968
Republic New York Corp.
  7.75%, 5/15/09                                                 1,000                1,019
Security Benefit Life
  8.75%, 5/15/16                                                 1,500                1,521
Southern Investments UK
  6.80%, 12/1/06                                                 1,500                1,423
SunTrust Bank Atlanta
  7.25%, 9/15/06                                                 1,000                  989
U S WEST Capital Funding, Inc.
  7.90%, 2/1/27                                                  1,500                1,459
Wachovia Corp.
  6.375%, 2/1/09                                                 1,000                  915
Wells Fargo & Co.
  6.125%, 11/1/03                                                1,000                  937
                                                                          ------------------
                                                                                     30,699
                                                                          ------------------
INDUSTRIAL (9.0%)
Abbott Laboratories
  6.80%, 5/15/05                                                 1,000                  969
Air Products & Chemicals, Inc.
  7.375%, 5/1/05                                                 1,000                1,001
Archer-Daniels-Midland Co.
  7.50%, 3/15/27                                                 1,500                1,458
Baxter International Inc.
  7.65%, 2/1/27                                                  1,500                1,465
Boeing Co.
  8.75%, 8/15/21                                                 1,000                1,117
Bristol-Myers Squibb Co.
  6.80%, 11/15/26                                                1,500                1,366
Browning-Ferris Industries, Inc.
  6.375%, 1/15/08                                                1,000                  913
CPC International Inc.
  7.25%, 12/15/26                                                1,000                  944
Coca-Cola Enterprises, Inc.
  8.50%, 2/1/22                                                  1,000                1,066
Fluor Corp.
  6.95%, 3/1/07                                                  1,500                1,457
Georgia-Pacific Corp.
  9.625%, 3/15/22                                                1,000                1,056
Husky Oil Ltd.
  7.55%, 11/15/16                                                1,000                  959
Eli Lilly & Co.
  7.125%, 6/1/25                                                 1,000                  938
Lockheed Martin Corp.
  7.65%, 5/1/16                                                  1,000                  991
McDonald's Corp.
  7.375%, 7/15/33                                                1,000                  938
Mead Corp.
  7.35%, 3/1/17                                                    500                  480
Metropolitano de Lisboa
  7.42%, 10/15/16                                                1,000                  985
Petro-Canada
  7.875%, 6/15/26                                                1,000                1,003
Procter & Gamble Co. ESOP
  9.36%, 1/1/21                                                  1,000                1,164
Sears, Roebuck & Co.
  9.375%, 11/1/11                                                1,000                1,148
TRW, Inc.
  9.375%, 4/15/21                                                1,000                1,149
Temple-Inland Inc.
  9.00%, 5/1/01                                                  1,000                1,065
Tosco Corp.
  7.80%, 1/1/27                                                  1,500                1,465
Union Pacific Corp.
  7.00%, 2/1/16                                                  1,000                  920
United Parcel Service
  8.375%, 4/1/20                                                 2,000                2,174
United Technologies Corp.
  8.75%, 3/1/21                                                  1,000                1,106
WMX Technologies Inc.
  6.375%, 12/1/03                                                1,000                  949
Wal-Mart Stores, Inc.
  7.25%, 6/1/13                                                  1,000                  975

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
BALANCED PORTFOLIO                                              SHARES                (000)
--------------------------------------------------------------------------------------------
WorldCom Inc.
  7.75%, 4/1/27                                              $   1,000            $     990
Zeneca Group
  7.00%, 11/15/23                                                1,000                  904
                                                                          ------------------
                                                                                     33,115
                                                                          ------------------
UTILITIES (7.3%)
AT&T Corp.
  7.75%, 3/1/07                                                  1,000                1,023
Atlantic City Electric
  7.00%, 9/1/23                                                  1,000                  899
Baltimore Gas & Electric Co.
  5.50%, 4/15/04                                                 1,000                  894
BellSouth Telecommunications
  7.50%, 6/15/33                                                 1,000                  937
Carolina Power & Light Co.
  6.75%, 10/1/02                                                 1,000                  974
Central Power & Light Co.
  6.625%, 7/1/05                                                 1,000                  951
Duke Power Co.
  7.00%, 7/1/33                                                  1,000                  886
El Paso Natural Gas Co.
  7.50%, 11/15/26                                                  790                  754
Enersis SA
  7.40%, 12/1/16                                                 1,500                1,402
Florida Power Corp.
  6.875%, 2/1/08                                                 1,850                1,774
Florida Power & Light Co.
  7.00%, 9/1/25                                                  2,000                1,802
GTE Southwest Inc.
  6.00%, 1/15/06                                                 1,000                  910
Illinois Bell Telephone Co.
  6.625%, 2/1/25                                                 1,000                  857
Indiana Bell Telephone Co. Inc.
  7.30%, 8/15/26                                                 1,000                  960
New Jersey Bell Telephone Co.
  8.00%, 6/1/22                                                  1,000                1,030
New York Telephone Co.
  7.25%, 2/15/24                                                 1,000                  909
Pacific Bell Telephone Co.
  7.125%, 3/15/26                                                1,000                  934
Pacific Gas & Electric Co.
  6.25%, 8/1/03                                                  1,000                  950
PacifiCorp
  6.625%, 6/1/07                                                 1,000                  935
Southern California Gas Co.
  5.75%, 11/15/03                                                1,000                  916
Tennessee Gas Pipeline Co.
  7.50%, 4/1/17                                                  1,500                1,453
Texas Utilities Electric Co.
  7.875%, 4/1/24                                                 1,000                  959
Union Electric Co.
  7.375%, 12/15/04                                               1,000                1,003
U S WEST Communications Group
  6.875%, 9/15/33                                                1,000                  862
Virginia Electric & Power Co.
  8.00%, 3/1/04                                                  1,000                1,035
Wisconsin Electric Power Co.
  7.70%, 12/15/27                                                1,000                  965
                                                                          ------------------
                                                                                     26,974
                                                                          ------------------
--------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $93,357)                                                                     90,788
--------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITY (0.3%)
--------------------------------------------------------------------------------------------
Stanford Univ.
  7.65%, 6/15/26
  (COST $992)                                                    1,000                  996
--------------------------------------------------------------------------------------------
FOREIGN BONDS (Dollar Denominated)(2.0%)
--------------------------------------------------------------------------------------------
ABN-AMRO Bank NV
  (Chicago Branch)
  7.25%, 5/31/05                                                 1,000                  991
Banque Nationale de Paris-NY
  7.20%, 1/15/07                                                 1,500                1,453
Republic of Italy Global Bond
  6.875%, 9/27/23                                                1,000                  903
Japanese Financial Corp.
  for Municipal Enterprises
  7.375%, 4/27/05                                                1,000                1,012
KFW International Finance
  7.20%, 3/15/14                                                 2,000                1,938
Toronto Dominion Bank-NY
  6.45%, 1/15/09                                                 1,000                  913
--------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $7,428)                                                                       7,210
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT and AGENCY OBLIGATIONS (11.2%)
--------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (8.2%)
U.S. Treasury Bonds
  6.25%, 8/15/23                                                 9,500                8,418
  7.25%, 5/15/16                                                14,500               14,566
  7.50%, 11/15/16                                                6,000                6,175
U.S. Treasury Note
  6.50%, 8/15/05                                                 1,000                  972
                                                                          ------------------
                                                                                     30,131
                                                                          ------------------
FEDERAL AGENCY OBLIGATION (0.3%)
Federal Home Loan Bank
  7.66%, 7/20/04                                                 1,000                1,030
                                                                          ------------------
MORTGAGE PASS-THROUGH SECURITIES (2.7%)
Federal Home Loan Mortgage Corp.
  6.50%, 8/1/25-4/1/26                                           8,820                8,240
Government National Mortgage Assn.
  6.50%, 3/15/26                                                 1,977                1,836
                                                                          ------------------
                                                                                     10,076
                                                                          ------------------
--------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT and AGENCY OBLIGATIONS
  (COST $41,878)                                                                     41,237
--------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.4%)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.35%, 4/1/97
  (COST $1,441)                                                  1,441                1,441
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
  (COST $294,267)                                                                   365,693
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
--------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                           5,174
Liabilities--Note F                                                                  (3,385)
                                                                          ------------------
                                                                                      1,789
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
                                                                                      (000)
--------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------
Applicable to 24,353,353 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)                                          $367,482
============================================================================================

NET ASSET VALUE PER SHARE                                                            $15.09
============================================================================================

*See Note A in Notes to Financial Statements.

# Non-Income Producing Security.

ADR--American Depository Receipt.

MTN--Medium-Term Note.

--------------------------------------------------------------------------------------------
                                                                AMOUNT                  PER
                                                                 (000)                SHARE
--------------------------------------------------------------------------------------------
AT MARCH 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------
Paid in Capital                                               $277,420               $11.40
Undistributed Net
  Investment Income                                              7,367                  .30
Accumulated Net Realized Gains                                  11,269                  .46
Unrealized Appreciation--Note E                                 71,426                 2.93
--------------------------------------------------------------------------------------------
NET ASSETS                                                    $367,482               $15.09
============================================================================================

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
EQUITY INDEX PORTFOLIO                                          SHARES                (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS (96.5%)(1)
--------------------------------------------------------------------------------------------
  General Electric Co.                                         138,768             $ 13,773
  The Coca-Cola Co.                                            209,662               11,715
  Exxon Corp.                                                  103,515               11,154
  Intel Corp.                                                   68,414                9,509
# Microsoft Corp.                                              102,050                9,350
  Merck & Co., Inc.                                            101,528                8,554
  Royal Dutch Petroleum Co. ADR                                 45,095                7,892
  Philip Morris Cos., Inc.                                      67,923                7,752
  Procter & Gamble Co.                                          56,922                6,546
  International Business
     Machines Corp.                                             43,816                6,019
  Johnson & Johnson                                            110,954                5,867
  Wal-Mart Stores, Inc.                                        194,042                5,409
  E.I. du Pont de Nemours & Co.                                 47,020                4,984
  Bristol-Myers Squibb Co.                                      83,750                4,941
  AT&T Corp.                                                   135,264                4,700
  American International
     Group, Inc.                                                39,090                4,588
  Pfizer, Inc.                                                  53,768                4,523
  Hewlett-Packard Co.                                           84,848                4,518
  Citicorp                                                      39,816                4,310
  Mobil Corp.                                                   32,849                4,291
  PepsiCo, Inc.                                                131,404                4,287
  The Walt Disney Co.                                           57,210                4,176
  Eli Lilly & Co.                                               46,802                3,849
  Chevron Corp.                                                 54,330                3,783
  GTE Corp.                                                     80,635                3,760
  Amoco Corp.                                                   42,197                3,655
  Abbott Laboratories                                           65,128                3,655
  NationsBank Corp.                                             65,696                3,638
  BellSouth Corp.                                               82,804                3,498
  General Motors Corp.                                          62,982                3,488
  Chase Manhattan Corp.                                         36,887                3,453
  Gillette Co.                                                  46,978                3,412
  Fannie Mae                                                    92,596                3,345
  American Home Products Corp.                                  54,050                3,243
  Ford Motor Co.                                                98,858                3,102
  BankAmerica Corp.                                             30,113                3,034
  Motorola, Inc.                                                49,456                2,986
  The Boeing Co.                                                29,862                2,945
  Minnesota Mining &
     Manufacturing Co.                                          34,809                2,941
  Ameritech Corp.                                               46,436                2,856
  Lucent Technologies, Inc.                                     54,121                2,855
  McDonald's Corp.                                              58,493                2,764
  SBC Communications Inc.                                       51,065                2,687
# Cisco Systems, Inc.                                           55,726                2,682
  Travelers Group Inc.                                          54,330                2,601
  Unilever NV ADR                                               13,564                2,526
  Texaco Inc.                                                   22,100                2,420
  American Express Co.                                          40,157                2,404
  Kimberly-Clark Corp.                                          23,994                2,384
  Schering-Plough Corp.                                         31,072                2,260
  Schlumberger Ltd.                                             20,700                2,220
  Allstate Corp.                                                37,358                2,218
  Bell Atlantic Corp.                                           36,369                2,214
# Oracle Corp.                                                  57,303                2,206
  Home Depot, Inc.                                              40,830                2,184
  Wells Fargo & Co.                                              7,677                2,181
  Eastman Kodak Co.                                             28,306                2,148
  Time Warner, Inc.                                             47,751                2,065
  MCI Communications Corp.                                      57,222                2,031
  Warner-Lambert Co.                                            22,654                1,959
  First Union Corp.                                             23,686                1,922
  Columbia/HCA Healthcare Corp.                                 57,057                1,919
  Monsanto Co.                                                  49,205                1,882
  Atlantic Richfield Co.                                        13,669                1,845
  Campbell Soup Co.                                             39,774                1,845
  Chrysler Corp.                                                60,836                1,825
  Anheuser-Busch Cos., Inc.                                     41,970                1,768
# Compaq Computer Corp.                                         23,002                1,763
  Emerson Electric Co.                                          38,080                1,714
  AlliedSignal Inc.                                             23,606                1,682
  NYNEX Corp.                                                   36,745                1,676
  Sprint Corp.                                                  36,613                1,666
  Federal Home Loan
     Mortgage Corp.                                             60,856                1,658
  Sears, Roebuck & Co.                                          32,807                1,649
  Sara Lee Corp.                                                39,754                1,610
  Dow Chemical Co.                                              20,077                1,606
# WorldCom, Inc.                                                72,600                1,588
  Pharmacia & Upjohn, Inc.                                      42,689                1,563
  Xerox Corp.                                                   27,047                1,538
  J.P. Morgan & Co., Inc.                                       15,643                1,537
  Nike, Inc. Class B                                            24,180                1,499
  United Technologies Corp.                                     19,824                1,492
  Banc One Corp.                                                36,335                1,444
  Northern Telecom Ltd.                                         21,948                1,435
  Norwest Corp.                                                 30,935                1,431
  First Chicago NBD Corp.                                       26,429                1,430
  U S WEST Communications Group                                 40,729                1,385
  Lockheed Martin Corp.                                         16,048                1,348
  Pacific Telesis Group                                         35,239                1,330
  First Data Corp.                                              38,064                1,289
  Medtronic, Inc.                                               20,364                1,268
  Caterpillar, Inc.                                             15,783                1,267
  Fleet Financial Group, Inc.                                   22,062                1,263
# Amgen, Inc.                                                   22,299                1,246
  WMX Technologies Inc.                                         40,619                1,244
  H.J. Heinz Co.                                                31,311                1,237
  Colgate-Palmolive Co.                                         12,159                1,211
  Texas Instruments, Inc.                                       16,161                1,210
  Merrill Lynch & Co., Inc.                                     14,000                1,202
  Rockwell International Corp.                                  18,409                1,194
  The Bank of New York Co., Inc.                                32,398                1,191
  The Seagram Co. Ltd.                                          31,119                1,190
  Southern Co.                                                  55,625                1,175
  Union Pacific Corp.                                           20,698                1,175
  Kellogg Co.                                                   17,429                1,172
  Computer Associates
     International, Inc.                                        29,994                1,166
  PNC Bank Corp.                                                28,857                1,154
  Aetna Inc.                                                    12,675                1,088
  General Re Corp.                                               6,854                1,083
  ConAgra, Inc.                                                 19,851                1,077
  McDonnell Douglas Corp.                                       17,438                1,064
  Automatic Data Processing, Inc.                               24,736                1,036
# Dell Computer                                                 14,800                1,001
  J.C. Penney Co., Inc.                                         20,956                  998
  Gannett Co., Inc.                                             11,596                  996
  Aluminum Co. of America                                       14,345                  975





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
--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
                                                                SHARES                (000)
--------------------------------------------------------------------------------------------

  Baxter International, Inc.                                    22,521              $   971
  CPC International, Inc.                                       11,799                  968
  International Paper Co.                                       24,774                  963
  Burlington Northern Santa Fe Corp.                            12,966                  959
# U S WEST Media Group                                          51,129                  952
# AirTouch Communications, Inc.                                 41,378                  952
  May Department Stores Co.                                     20,836                  948
# Viacom Inc. Class B                                           28,467                  943
  Deere & Co.                                                   21,238                  924
  Dean Witter Discover & Co.                                    26,464                  923
# Seagate Technology                                            20,500                  920
  Westinghouse Electric Corp.                                   51,300                  911
  CIGNA Corp.                                                    6,189                  904
  CoreStates Financial Corp.                                    19,036                  904
# Boston Scientific Corp.                                       14,642                  904
  KeyCorp                                                       18,508                  902
  Norfolk Southern Corp.                                        10,463                  892
  Phillips Petroleum Co.                                        21,709                  887
# Sun Microsystems, Inc.                                        30,700                  883
  National City Corp.                                           18,898                  881
  Raytheon Co.                                                  19,460                  878
  Corning, Inc.                                                 19,248                  854
  Loews Corp.                                                    9,600                  853
  Walgreen Co.                                                  20,328                  851
  Illinois Tool Works, Inc.                                     10,408                  850
  SunTrust Banks, Inc.                                          18,290                  848
  Bank of Boston Corp.                                          12,526                  839
  CSX Corp.                                                     18,008                  837
  General Mills, Inc.                                           13,167                  818
  First Bank System, Inc.                                       11,200                  818
  PPG Industries, Inc.                                          15,125                  817
  PG&E Corp.                                                    34,605                  813
  Edison International                                          35,994                  810
  Archer-Daniels-Midland Co.                                    44,732                  800
  Enron Corp.                                                   20,759                  789
  The Chubb Corp.                                               14,618                  788
  MBNA Corp.                                                    27,960                  779
  Unocal Corp.                                                  20,399                  778
  Barnett Banks, Inc.                                           16,714                  777
  The Gap, Inc.                                                 23,146                  775
  Mellon Bank Corp.                                             10,630                  773
  Dayton-Hudson Corp.                                           18,258                  762
  Tyco International Ltd.                                       13,706                  754
  Morgan Stanley Group, Inc.                                    12,700                  746
# CUC International, Inc.                                       33,108                  745
  Conrail, Inc.                                                  6,591                  743
  Wachovia Corp.                                                13,582                  740
  Weyerhaeuser Co.                                              16,502                  736
  Duke Power Co.                                                16,501                  728
# EMC Corp.                                                     20,500                  728
  Pitney Bowes, Inc.                                            12,327                  724
  United Healthcare Corp.                                       15,188                  723
  Textron, Inc.                                                  6,860                  720
  Micron Technology Inc.                                        17,497                  709
  Albertson's, Inc.                                             20,799                  707
  Honeywell, Inc.                                               10,416                  707
  ITT Hartford Group, Inc.                                       9,788                  706
  Barrick Gold Corp.                                            29,701                  705
  Halliburton Co.                                               10,402                  705
  American General Corp.                                        17,272                  704
  American Brands, Inc.                                         13,839                  701
  Household International, Inc.                                  8,070                  695
# Applied Materials, Inc.                                       14,972                  692
  Ralston-Ralston Purina Group                                   8,764                  685
  Fifth Third Bancorp                                            8,800                  682
# Toys R Us, Inc.                                               24,318                  681
  Marsh & McLennan Cos., Inc.                                    5,995                  679
  The Goodyear Tire & Rubber Co.                                12,949                  677
  Occidental Petroleum Corp.                                    27,469                  676
  FPL Group, Inc.                                               15,246                  673
  USX-Marathon Group                                            24,019                  670
# Tele-Communications, Inc. Class A                             55,203                  662
  U.S. Bancorp                                                  12,264                  656
  Hershey Foods Corp.                                           12,890                  645
  Alcan Aluminium Ltd.                                          18,912                  641
  Texas Utilities Co.                                           18,666                  639
# HFS Inc.                                                      10,800                  636
  American Electric Power Co., Inc.                             15,300                  631
# AMR Corp.                                                      7,593                  626
# Tenet Healthcare Corp.                                        25,397                  625
  AMP, Inc.                                                     18,098                  622
  Air Products & Chemicals, Inc.                                 9,103                  618
  Williams Cos., Inc.                                           13,215                  588
  Praxair, Inc.                                                 13,021                  584
  Service Corp. International                                   19,424                  578
  Avon Products, Inc.                                           10,994                  577
  Consolidated Edison Co. of
     New York, Inc.                                             19,155                  575
  Mattel, Inc.                                                  23,922                  574
  Wrigley, (Wm.) Jr. Co.                                         9,729                  568
  Bankers Trust New York Corp.                                   6,828                  560
# ITT Corp.                                                      9,488                  559
  Tenneco, Inc.                                                 14,261                  556
# Federated Department Stores                                   16,900                  556
  Crown Cork & Seal Co., Inc.                                   10,680                  551
  Georgia-Pacific Corp.                                          7,582                  550
  Dominion Resources, Inc.                                      15,096                  549
  TRW, Inc.                                                     10,586                  548
  Union Pacific Resources
     Group, Inc.                                                20,416                  546
  Aon Corp.                                                      8,900                  545
  PanEnergy Corp.                                               12,587                  543
  American Stores Co.                                           12,180                  542
# Tellabs, Inc.                                                 14,996                  540
  Lowe's Cos., Inc.                                             14,435                  540
# The Kroger Co.                                                10,551                  535
  Marriott International                                        10,703                  532
  Delta Air Lines, Inc.                                          6,271                  528
  PacifiCorp                                                    24,572                  525
  ALLTEL Corp.                                                  15,842                  515
  Browning-Ferris Industries, Inc.                              17,829                  515
# HEALTHSOUTH Corp.                                             26,400                  505
  Sysco Corp.                                                   14,790                  505
  Public Service Enterprise
     Group Inc.                                                 19,168                  503
  TransAmerica Corp.                                             5,588                  500
  Comerica, Inc.                                                 8,800                  496
# Federal Express Corp.                                          9,496                  495
  Hilton Hotels Corp.                                           20,357                  494
  Morton International, Inc.                                    11,591                  490
  Conseco Co., Inc.                                             13,700                  488
  Dover Corp.                                                    9,230                  485

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
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                                                                                     MARKET
                                                                                     VALUE*
EQUITY INDEX PORTFOLIO                                          SHARES                (000)
--------------------------------------------------------------------------------------------
# Kmart Corp.                                                   39,953              $   484
# Costco Cos., Inc.                                             17,518                  484
  The Clorox Co.                                                 4,288                  481
  Masco Corp.                                                   13,429                  480
# 3Com Corp.                                                    14,600                  476
  Union Carbide Corp.                                           10,618                  470
  Entergy Corp.                                                 19,050                  467
  Baker Hughes, Inc.                                            12,154                  466
  Great Western Financial Corp.                                 11,516                  465
  Lincoln National Corp.                                         8,687                  465
# Advanced Micro Devices, Inc.                                  11,116                  461
  Genuine Parts Co.                                              9,846                  459
  Becton, Dickinson & Co.                                       10,160                  457
  Inco Ltd.                                                     14,007                  457
  Salomon, Inc.                                                  9,083                  453
  Burlington Resources, Inc.                                    10,530                  450
  CINergy Corp.                                                 13,173                  450
  UNUM Corp.                                                     6,147                  449
  Carolina Power & Light Co.                                    12,353                  448
  Eaton Corp.                                                    6,300                  447
  Newell Co.                                                    13,275                  445
  Dresser Industries, Inc.                                      14,687                  444
  Freeport-McMoRan Copper &
     Gold Inc. Class B                                          14,600                  443
  St. Paul Cos., Inc.                                            6,755                  438
  Times Mirror Co. Class A                                       7,938                  434
  R.R. Donnelley & Sons Co.                                     12,427                  433
  Rite Aid Corp.                                                10,252                  431
  UST Inc.                                                      15,193                  424
  SAFECO Corp.                                                  10,480                  419
  Providian Corp.                                                7,808                  418
  Allegheny Teledyne Inc.                                       14,832                  417
  Coastal Corp.                                                  8,663                  416
  Houston Industries, Inc.                                      19,904                  416
  The Quaker Oats Co.                                           11,359                  415
  Cognizant Corp.                                               14,234                  415
  Pioneer Hi-Bred International, Inc.                            6,588                  414
  Tribune Co.                                                   10,202                  413
  Republic New York Corp.                                        4,678                  412
  Amerada Hess Corp.                                             7,778                  412
  International Flavors &
     Fragrances, Inc.                                            9,407                  412
  CVS Corp.                                                      8,862                  409
  Winn-Dixie Stores, Inc.                                       12,326                  407
  The McGraw-Hill Cos.                                           7,934                  406
  Rohm & Haas Co.                                                5,363                  402
  The Limited, Inc.                                             21,786                  400
  Ingersoll-Rand Co.                                             9,167                  400
  Consolidated Natural Gas Co.                                   7,888                  397
# Computer Sciences Corp.                                        6,382                  394
  Phelps Dodge Corp.                                             5,374                  393
  Sherwin-Williams Co.                                          14,424                  389
  Sonat, Inc.                                                    7,066                  385
  Guidant Corp.                                                  6,200                  381
  Central & South West Corp.                                    17,826                  381
  PECO Energy Corp.                                             18,585                  379
  Green Tree Financial Corp.                                    11,200                  378
# Cabletron Systems, Inc.                                       12,786                  374
# Thermo Electron Corp.                                         12,100                  374
  Cooper Industries, Inc.                                        8,584                  372
# LSI Logic Corp.                                               10,600                  368
  IKON Office Solutions                                         10,938                  366
  Fluor Corp.                                                    6,942                  364
  Champion International Corp.                                   8,004                  364
  Placer Dome, Inc.                                             20,083                  364
  The Dun & Bradstreet Corp.                                    14,234                  361
  Laidlaw Inc. Class B                                          26,142                  359
  New York Times Co. Class A                                     8,082                  357
  Reynolds Metals Co.                                            5,733                  355
# Digital Equipment Corp.                                       12,943                  354
  Unicom Corp.                                                  18,054                  352
  Interpublic Group of Cos., Inc.                                6,666                  352
  W.R. Grace & Co.                                               7,392                  350
  Hercules, Inc.                                                 8,178                  346
  MBIA, Inc.                                                     3,600                  345
  Northrop Grumman Corp.                                         4,562                  345
  VF Corp.                                                       5,130                  343
  Eastman Chemical                                               6,294                  338
  General Dynamics Corp.                                         4,980                  336
  MGIC Investment Corp.                                          4,700                  333
  W.W. Grainger, Inc.                                            4,480                  332
  Nucor Corp.                                                    7,169                  328
  Avery Dennison Corp.                                           8,410                  324
  Dow Jones & Co., Inc.                                          7,931                  322
  Jefferson-Pilot Corp.                                          5,905                  321
  GPU Inc.                                                       9,992                  321
  Knight-Ridder, Inc.                                            7,936                  316
  Torchmark Corp.                                                5,697                  315
  DTE Energy Co.                                                11,686                  314
  Baltimore Gas & Electric Co.                                  11,651                  312
# National Semiconductor Corp.                                  11,329                  312
  Newmont Mining Corp.                                           8,029                  311
  Union Electric Co.                                             8,347                  308
  H.F. Ahmanson & Co.                                            8,431                  308
  Raychem Corp.                                                  3,724                  307
  Golden West Financial Corp.                                    4,826                  303
  Rubbermaid, Inc.                                              11,867                  295
  Whirlpool Corp.                                                6,190                  295
  Case Corp.                                                     5,800                  294
  Dillard Department Stores Class A                              9,306                  293
# Humana, Inc.                                                  13,300                  293
  Hasbro, Inc.                                                  10,600                  290
  Beneficial Corp.                                               4,384                  283
  The Stanley Works                                              7,470                  283
# AutoZone, Inc.                                                12,500                  281
  Willamette Industries, Inc.                                    4,487                  280
  Dana Corp.                                                     8,508                  280
  Harcourt General, Inc.                                         5,985                  278
  Brown-Forman Corp. Class B                                     5,799                  277
# Bay Networks Inc.                                             15,400                  275
  Johnson Controls, Inc.                                         3,418                  275
  Circuit City Stores, Inc.                                      8,212                  274
  Andrew Corp.                                                   7,611                  272
# Novell, Inc.                                                  28,645                  270
# Silicon Graphics, Inc.                                        13,839                  270
  Northern States Power Co.                                      5,654                  268
  Southwest Airlines Co.                                        12,088                  267
  Columbia Gas Systems, Inc.                                     4,573                  265
  TJX Cos., Inc.                                                 6,186                  264
  Liz Claiborne, Inc.                                            6,024                  263
  PP&L Resources Inc.                                           12,900                  261
# General Instrument Corp.                                      11,400                  261

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
--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
                                                                SHARES                (000)
--------------------------------------------------------------------------------------------
# Woolworth Corp.                                               11,109              $   260
# Western Atlas Inc.                                             4,264                  259
  Union Camp Corp.                                               5,475                  258
  Mallinckrodt, Inc.                                             6,210                  255
  H & R Block, Inc.                                              8,668                  255
  Black & Decker Corp.                                           7,912                  254
  Ohio Edison Co.                                               12,023                  254
  Engelhard Corp.                                               12,033                  253
  Sigma-Aldrich Corp.                                            8,238                  252
# Fruit of the Loom, Inc.                                        6,058                  251
  Parker Hannifin Corp.                                          5,795                  248
  Harris Corp.                                                   3,210                  247
  Comcast Corp. Class A                                         14,931                  245
  Frontier Corp.                                                13,600                  243
  Temple-Inland Inc.                                             4,601                  242
  Nordstrom, Inc.                                                6,343                  240
  Kerr-McGee Corp.                                               3,774                  234
  Pall Corp.                                                    10,056                  233
  Perkin-Elmer Corp.                                             3,608                  232
  Tandy Corp.                                                    4,597                  230
  The Mead Corp.                                                 4,308                  228
  Great Lakes Chemical Corp.                                     4,925                  227
  Wendy's International, Inc.                                   10,841                  224
  Ashland Inc.                                                   5,526                  222
  Deluxe Corp.                                                   6,849                  222
  Comcast Corp. Class A Special                                 13,129                  222
  ITT Industries, Inc.                                           9,888                  221
  Paccar, Inc.                                                   3,280                  218
  Pacific Enterprises                                            7,120                  215
  Westvaco Corp.                                                 8,540                  215
  Nalco Chemical Co.                                             5,669                  212
# St. Jude Medical, Inc.                                         6,328                  211
  Brunswick Corp.                                                7,802                  210
  Armstrong World Industries Inc.                                3,201                  207
  James River Corp.                                              7,041                  205
  Pennzoil Co.                                                   3,937                  204
# DSC Communications Corp.                                       9,650                  201
  Ryder System, Inc.                                             6,815                  199
# ALZA Corp.                                                     7,109                  196
# Ceridian Corp.                                                 5,440                  195
  Whitman Corp.                                                  7,963                  195
  Reebok International Ltd.                                      4,286                  192
  USF&G Corp.                                                    8,944                  192
# FMC Corp.                                                      3,094                  190
  USX-U.S. Steel Group                                           7,078                  188
  Ecolab, Inc.                                                   4,913                  187
  Snap-On Inc.                                                   4,778                  185
  Bausch & Lomb, Inc.                                            4,616                  182
  Harnischfeger Industries Inc.                                  3,919                  182
  Santa Fe Pacific Gold Corp.                                   10,993                  181
  American Greetings Corp. Class A                               5,678                  180
# Apple Computer, Inc.                                           9,846                  180
  Thomas & Betts Corp.                                           4,202                  180
  Giant Food, Inc. Class A                                       5,519                  177
  Louisiana-Pacific Corp.                                        8,282                  172
  Cyprus Amax Minerals Co.                                       7,130                  169
  Cummins Engine Co., Inc.                                       3,299                  169
  Homestake Mining Co.                                          11,167                  169
  General Signal Corp.                                           4,239                  166
  Biomet, Inc.                                                   9,719                  164
  SuperValu Inc.                                                 5,488                  163
  Moore Corp. Ltd.                                               8,130                  163
  Maytag Corp.                                                   7,878                  162
  United States Surgical Corp.                                   5,293                  161
  Echlin, Inc.                                                   4,714                  160
  Sun Co., Inc.                                                  6,105                  159
  Owens Corning                                                  3,953                  159
  Bemis Co., Inc.                                                3,977                  159
# Rowan Cos., Inc.                                               7,031                  159
  NorAm Energy Corp.                                            10,850                  159
  Tupperware Corp.                                               4,729                  158
  Pep Boys (Manny, Moe & Jack)                                   5,220                  157
# Oryx Energy Co.                                                7,910                  152
  Worthington Industries, Inc.                                   7,886                  151
  The BF Goodrich Co.                                            4,078                  149
  Millipore Corp.                                                3,465                  147
  Allergan, Inc.                                                 4,918                  143
  National Service Industries, Inc.                              3,563                  139
  Polaroid Corp.                                                 3,453                  137
  The Timken Co.                                                 2,565                  137
# Harrah's Entertainment, Inc.                                   7,857                  135
  USLIFE Corp.                                                   2,836                  133
  Louisiana Land & Exploration Co.                               2,770                  131
  Mercantile Stores Co., Inc.                                    2,799                  130
  Cooper Tire & Rubber Co.                                       6,948                  129
# US Airways Group Inc.                                          5,201                  127
  Tektronix, Inc.                                                2,468                  125
  NICOR, Inc.                                                    3,789                  121
  Boise Cascade Corp.                                            3,936                  120
  Foster Wheeler Corp.                                           3,393                  120
  Autodesk, Inc.                                                 3,860                  120
  C.R. Bard, Inc.                                                4,183                  119
  Manor Care Inc.                                                4,626                  113
  ENSERCH Corp.                                                  5,458                  112
  Battle Mountain Gold Co. Class A                              16,724                  111
  Alberto-Culver Co. Class B                                     4,102                  107
  Crane Co.                                                      3,399                  107
  Russell Corp.                                                  2,914                  104
# Beverly Enterprises, Inc.                                      7,279                  104
# Tandem Computers, Inc.                                         8,508                  101
  ASARCO, Inc.                                                   3,525                   99
# King World Productions, Inc.                                   2,701                   99
# Niagara Mohawk Power Corp.                                    11,462                   97
# Santa Fe Energy Resources, Inc.                                6,735                   93
  Briggs & Stratton Corp.                                        2,060                   92
  Darden Restaurants Inc.                                       11,567                   91
  Meredith Corp.                                                 3,922                   91
# Amdahl Corp.                                                   9,221                   86
  Peoples Energy Corp.                                           2,585                   86
  McDermott International, Inc.                                  3,971                   85
# Unisys Corp.                                                  13,305                   85
  Shared Medical Systems Corp.                                   1,823                   85
  Potlatch Corp.                                                 2,057                   85
  Stone Container Corp.                                          7,579                   84
  Scientific-Atlanta, Inc.                                       5,495                   84
  Helmerich & Payne, Inc.                                        1,733                   80
  Centex Corp.                                                   2,057                   73
  Caliber System Inc.                                            2,710                   72
  EG & G, Inc.                                                   3,393                   71
# Bethlehem Steel Corp.                                          8,426                   70
  Echo Bay Mines Ltd.                                           10,481                   69
  Trinova Corp.                                                  2,054                   69

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
--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
EQUITY INDEX PORTFOLIO                                          SHARES                (000)
--------------------------------------------------------------------------------------------
  Great Atlantic & Pacific Tea
     Co., Inc.                                                   2,706           $       69
  Inland Steel Industries, Inc.                                  3,327                   65
  Jostens Inc.                                                   2,812                   64
  Fleetwood Enterprises, Inc.                                    2,544                   64
  Safety-Kleen Corp.                                             4,308                   64
  Springs Industries Inc. Class A                                1,403                   63
  Longs Drug Stores, Inc.                                        2,620                   62
  Ball Corp.                                                     2,246                   60
  Cincinnati Milacron, Inc.                                      3,070                   58
  Adolph Coors Co. Class B                                       2,705                   56
  John H. Harland Co.                                            2,279                   54
  Pulte Corp.                                                    1,839                   54
# Navistar International Corp.                                   5,235                   49
  ONEOK, Inc.                                                    1,845                   48
  Freeport-McMoRan Copper &
     Gold Inc. Class A                                           1,600                   47
  Stride Rite Corp.                                              2,971                   45
# Data General Corp.                                             2,487                   42
# Charming Shoppes, Inc.                                         7,850                   42
  Fleming Cos., Inc.                                             2,388                   42
  Eastern Enterprises                                            1,313                   41
  Kaufman & Broad Home Corp.                                     2,865                   38
# TCI Satellite Entertainment, Inc.
     Class A                                                     4,960                   38
  Giddings & Lewis, Inc.                                         2,517                   37
# Viacom Inc. Class A                                            1,056                   34
# Armco, Inc.                                                    6,637                   27
  NACCO Industries, Inc. Class A                                   525                   26
# Intergraph Corp.                                               2,951                   23
# Fresenius Medical Care AG Pfd.
     Class D                                                     7,392                    1
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $327,119)                                                                   483,987
--------------------------------------------------------------------------------------------
                                                                  FACE
                                                                AMOUNT
                                                                 (000)
--------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.9%)
--------------------------------------------------------------------------------------------
U.S. TREASURY BILLS--NOTE E
  5.022%, 4/3/97                                             $     600                  600
  5.137%, 4/17/97                                                  200                  200
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.35%, 4/1/97                                                 18,611               18,611
--------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $19,411)                                                                     19,411
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (COST $346,530)                                                                   503,398
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------------------
Other Assets--Note C                                                                  1,017
Liabilities                                                                          (2,981)
                                                                          ------------------
                                                                                     (1,964)
--------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------
Applicable to 24,992,528 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)                                          $501,434
============================================================================================

NET ASSET VALUE PER SHARE                                                            $20.06
============================================================================================

*See Note A in Notes to Financial Statements.

#Non-Income Producing Security.

(1) The combined market value of common stocks and S&P 500 Index futures contracts represents 100.2% of net assets. See Note E.

ADR--American Depository Receipt.

--------------------------------------------------------------------------------------------
AT MARCH 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------
                                                                AMOUNT                  PER
                                                                 (000)                SHARE
--------------------------------------------------------------------------------------------
Paid in Capital                                               $339,627               $13.58
Undistributed Net
  Investment Income                                              4,151                  .17
Accumulated Net Realized Gains                                   1,839                  .07
Unrealized Appreciation
  (Depreciation)--Note E
     Investment Securities                                     156,868                 6.28
     Futures Contracts                                          (1,051)                (.04)
--------------------------------------------------------------------------------------------
NET ASSETS                                                    $501,434               $20.06
============================================================================================

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
EQUITY INCOME PORTFOLIO                                         SHARES                (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS (98.8%)
--------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.4%)
  Ford Motor Co.                                                40,100            $   1,258
  Genuine Parts Co.                                             29,700                1,385
  Norfolk Southern Corp.                                         9,300                  793
  Union Pacific Corp.                                           19,500                1,107
                                                                          ------------------
                                                                                      4,543
                                                                          ------------------
CONSUMER DISCRETIONARY (4.3%)
  Deluxe Corp.                                                  20,800                  673
  Eastman Kodak Co.                                              2,000                  152
# Kmart Corp.                                                   73,200                  888
  May Department Stores Co.                                     42,800                1,947
  The McGraw-Hill Cos.                                          19,800                1,012
  J.C. Penney Co., Inc.                                         48,800                2,324
  Whirlpool Corp.                                                9,500                  452
# Woolworth Corp.                                               20,000                  468
                                                                          ------------------
                                                                                      7,916
                                                                          ------------------
CONSUMER STAPLES (9.6%)
  American Brands, Inc.                                         61,900                3,134
  Anheuser-Busch Cos., Inc.                                      8,300                  350
  The Clorox Co.                                                10,400                1,166
  General Mills, Inc.                                           23,700                1,472
  H.J. Heinz Co.                                                42,450                1,677
  International Flavors &
     Fragrances, Inc.                                           26,000                1,138
  Kellogg Co.                                                   11,100                  746
  Philip Morris Cos., Inc.                                      42,600                4,862
  The Quaker Oats Co.                                           32,300                1,179
  Tambrands, Inc.                                               22,600                  969
  UST Inc.                                                      42,900                1,196
                                                                          ------------------
                                                                                     17,889
                                                                          ------------------
FINANCIAL SERVICES (17.5%)
  American General Corp.                                        35,300                1,438
  Banc One Corp.                                                45,640                1,814
  Bankers Trust New York Corp.                                  25,900                2,124
  Barnett Banks, Inc.                                           26,800                1,246
  CoreStates Financial Corp.                                    30,500                1,449
  The Dun & Bradstreet Corp.                                    44,800                1,137
  First Chicago NBD Corp.                                       31,500                1,705
  First Union Corp.                                             14,800                1,201
  Fleet Financial Group, Inc.                                   23,400                1,340
  Great Western Financial Corp.                                 56,800                2,293
  KeyCorp                                                       23,400                1,141
  Lincoln National Corp.                                        29,500                1,578
  Marsh & McLennan Cos., Inc.                                   14,300                1,619
  Mellon Bank Corp.                                             14,350                1,044
  J.P. Morgan & Co., Inc.                                       24,500                2,407
  NationsBank Corp.                                             49,682                2,751
  PNC Bank Corp.                                                43,900                1,756
  SAFECO Corp.                                                  34,400                1,376
  St. Paul Cos., Inc.                                           11,200                  727
  U.S. Bancorp                                                  23,600                1,263
  Wachovia Corp.                                                20,700                1,128
                                                                          ------------------
                                                                                     32,537
                                                                          ------------------
HEALTH CARE (13.6%)
  American Home Products Corp.                                  71,500                4,290
  Baxter International, Inc.                                    22,800                  983
  Bristol-Myers Squibb Co.                                      98,200                5,794
  Glaxo Wellcome PLC ADR                                        66,500                2,352
  Eli Lilly & Co.                                               47,700                3,923
  Merck & Co., Inc.                                             27,200                2,292
  Pharmacia & Upjohn, Inc.                                     113,650                4,162
  Warner-Lambert Co.                                            16,400                1,419
                                                                          ------------------
                                                                                     25,215
                                                                          ------------------
INTEGRATED OILS (17.1%)
  Amoco Corp.                                                   35,300                3,058
  Atlantic Richfield Co.                                        33,000                4,455
  Chevron Corp.                                                 66,000                4,595
  Exxon Corp.                                                   53,500                5,765
  Mobil Corp.                                                   37,600                4,912
  Phillips Petroleum Co.                                        23,900                  977
  Royal Dutch Petroleum Co. ADR                                 12,800                2,240
  Texaco Inc.                                                   41,400                4,533
  USX-Marathon Group                                            42,600                1,187
                                                                          ------------------
                                                                                     31,722
                                                                          ------------------
MATERIALS & PROCESSING (4.9%)
  ARCO Chemical Co.                                             17,300                  753
  Dow Chemical Co.                                              41,700                3,336
  E.I. du Pont de Nemours & Co.                                  8,400                  890
  International Paper Co.                                       22,000                  855
  Potlatch Corp.                                                19,300                  794
  Union Camp Corp.                                              23,700                1,117
  Weyerhaeuser Co.                                              31,100                1,388
                                                                          ------------------
                                                                                      9,133
                                                                          ------------------
PRODUCER DURABLES (1.5%)
  Emerson Electric Co.                                          16,200                  729
  Pitney Bowes, Inc.                                            20,200                1,187
  Thomas & Betts Corp.                                          22,900                  979
                                                                          ------------------
                                                                                      2,895
                                                                          ------------------
UTILITIES (25.2%)
  ELECTRICAL (11.1%)
  Allegheny Power System, Inc.                                  30,400                  901
  Baltimore Gas & Electric Co.                                  32,800                  877
  Central & South West Corp.                                    53,400                1,141
  Consolidated Edison Co. of
     New York, Inc.                                             32,400                  972
  Dominion Resources, Inc.                                      26,200                  953
  Duke Power Co.                                                39,300                1,734
  Edison International                                          62,700                1,411
# Energy Group PLC ADR                                           8,225                  264
  FPL Group, Inc.                                               17,100                  755
  Northern States Power Co.                                     17,800                  843
  OGE Energy Corp.                                              21,300                  892
  PP&L Resources Inc.                                           28,800                  583
  PacifiCorp                                                    84,700                1,810
  Potomac Electric Power Co.                                    26,300                  644
  Public Service Enterprise
     Group Inc.                                                 29,400                  772
  SCANA Corp.                                                   42,100                1,068
  Southern Co.                                                  51,600                1,090
  TECO Energy, Inc.                                             40,600                  974
  Texas Utilities Co.                                           30,200                1,034
  Union Electric Co.                                            26,200                  966
  Wisconsin Energy Corp.                                        34,000                  833

  GAS DISTRIBUTION (2.0%)
  Consolidated Natural Gas Co.                                  44,000                2,217
  NICOR, Inc.                                                   25,500                  816
  Pacific Enterprises                                           21,600                  653

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
EQUITY INCOME PORTFOLIO                                         SHARES                (000)
--------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS (12.1%)
  AT&T Corp.                                                    66,900            $   2,325
  Ameritech Corp.                                               58,600                3,604
  Bell Atlantic Corp.                                           46,000                2,800
  BellSouth Corp.                                               63,200                2,670
  GTE Corp.                                                     87,500                4,080
  NYNEX Corp.                                                   63,300                2,888
  Pacific Telesis Group                                         38,100                1,438
  U S WEST Communications Group                                 80,900                2,751
                                                                          ------------------
                                                                                     46,759
OTHER (2.7%)
  General Electric Co.                                          13,900                1,379
  Hanson PLC ADR                                                 8,225                  187
  Minnesota Mining &
     Manufacturing Co.                                          28,800                2,434
  Ogden Corp.                                                   50,400                1,065
                                                                          ------------------
                                                                                      5,065
                                                                          ------------------
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $145,366)                                                                   183,674
--------------------------------------------------------------------------------------------
                                                                  FACE
                                                                AMOUNT
                                                                 (000)
--------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.2%)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.35%, 4/1/97
  (COST $2,142)                                                 $2,142                2,142
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $147,508)                                                                   185,816
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                           3,426
Liabilities--Note F                                                                  (3,420)
                                                                          ------------------
                                                                                          6
--------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------
Applicable to 12,276,431 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)                                          $185,822
============================================================================================

NET ASSET VALUE PER SHARE                                                            $15.14
============================================================================================

*See Note A in Notes to Financial Statements.

#Non-Income Producing Security.

ADR--American Depository Receipt.

--------------------------------------------------------------------------------------------
AT MARCH 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------
                                                                AMOUNT                  PER
                                                                 (000)                SHARE
--------------------------------------------------------------------------------------------
Paid in Capital                                               $141,700               $11.55
Undistributed Net
  Investment Income                                              2,969                  .24
Accumulated Net Realized Gains                                   2,845                  .23
Unrealized Appreciation--Note E                                 38,308                 3.12
--------------------------------------------------------------------------------------------
NET ASSETS                                                    $185,822               $15.14
============================================================================================

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
GROWTH PORTFOLIO                                                SHARES                (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS (95.7%)
--------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (13.2%)
  Carnival Corp. Class A                                        75,800           $    2,805
  The Walt Disney Co.                                           75,900                5,541
  Eastman Kodak Co.                                            135,700               10,296
  Lowe's Cos., Inc.                                            156,000                5,831
  Mattel, Inc.                                                 182,700                4,385
  May Department Stores Co.                                    103,000                4,687
# Payless ShoeSource, Inc.                                      21,000                  879
  Sears, Roebuck & Co.                                         131,800                6,623
  Service Corp. International                                  118,800                3,534
  Warnaco Group                                                 58,900                1,752
                                                                          ------------------
                                                                                     46,333
                                                                          ------------------
CONSUMER STAPLES (23.9%)
  Campbell Soup Co.                                            112,500                5,217
  The Coca-Cola Co.                                            302,200               16,885
  Coca-Cola Enterprises, Inc.                                   19,200                1,102
  Colgate-Palmolive Co.                                         24,500                2,441
  Gillette Co.                                                 110,800                8,047
  PepsiCo, Inc.                                                379,100               12,368
  Philip Morris Cos., Inc.                                     140,000               15,978
  Procter & Gamble Co.                                         101,800               11,707
  Unilever NV ADR                                               53,100                9,890
                                                                          ------------------
                                                                                     83,635
                                                                          ------------------
FINANCIAL SERVICES (12.3%)
  American International Group, Inc.                            66,500                7,805
  Automatic Data Processing, Inc.                              258,900               10,841
  Chase Manhattan Corp.                                        128,500               12,031
  First Data Corp.                                             118,400                4,011
  Household International, Inc.                                 53,000                4,565
  Norwest Corp.                                                 86,300                3,991
                                                                          ------------------
                                                                                     43,244
                                                                          ------------------
HEALTH CARE (17.5%)
  American Home Products Corp.                                 187,000               11,220
  Bristol-Myers Squibb Co.                                     260,500               15,369
  Cardinal Health, Inc.                                         82,880                4,507
  Columbia/HCA Healthcare Corp.                                 43,600                1,466
  Guidant Corp.                                                 32,200                1,980
# HealthCare Compare Corp.                                      44,000                1,787
  Johnson & Johnson                                            122,500                6,477
  Pfizer, Inc.                                                 105,300                8,858
# Quintiles Transnational Corp.                                 28,900                1,557
  SmithKline Beecham PLC ADR                                   117,400                8,218
                                                                          ------------------
                                                                                     61,439
                                                                          ------------------
INTEGRATED OILS (0.2%)
# Gulf Canada Resources Ltd.                                   100,300                  740

OTHER ENERGY (2.1%)
  Enron Oil & Gas Co.                                           30,200                  627
# Renaissance Energy Ltd.                                      110,500                3,148
# Talisman Energy, Inc.                                        123,800                3,683
                                                                          ------------------
                                                                                      7,458
                                                                          ------------------
MATERIALS & PROCESSING (7.3%)
  W.R. Grace & Co.                                             141,300                6,694
  Illinois Tool Works, Inc.                                     37,800                3,085
  Monsanto Co.                                                 414,000               15,835
                                                                          ------------------
                                                                                     25,614
                                                                          ------------------
PRODUCER DURABLES (4.0%)
  The Boeing Co.                                               104,700               10,326
  Honeywell, Inc.                                               33,500                2,274
  Molex, Inc. Class A                                           40,300                1,400
                                                                          ------------------
                                                                                     14,000
                                                                          ------------------
TECHNOLOGY (14.7%)
# Altera Corp.                                                  74,200                3,191
# Cisco Systems, Inc.                                          160,100                7,705
# DSC Communications Corp.                                      48,700                1,017
  Electronic Data Systems Corp.                                 63,600                2,568
  Hewlett-Packard Co.                                          172,200                9,170
# Informix Corp.                                               110,600                1,659
  Intel Corp.                                                  118,000               16,402
# Oracle Corp.                                                 123,700                4,762
# Xilinx, Inc.                                                 101,700                4,945
                                                                          ------------------
                                                                                     51,419
                                                                          ------------------
OTHER (0.5%)
# Fresenius Medical Care AG ADR                                 57,700                1,760
                                                                          ------------------
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $256,796)                                                                   335,642
--------------------------------------------------------------------------------------------
                                                                  FACE
                                                                AMOUNT
                                                                 (000)
--------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.5%)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.35%, 4/1/97
  (COST $19,448)                                               $19,448               19,448
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
  (COST $276,244)                                                                   355,090
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
--------------------------------------------------------------------------------------------
 Other Assets--Note C                                                                 2,963
Liabilities                                                                          (7,261)
                                                                          ------------------
                                                                                     (4,298)
--------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------
Applicable to 19,688,241 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)                                          $350,792
=============================================================================================

NET ASSET VALUE PER SHARE                                                            $17.82
=============================================================================================

*See Note A in Notes to Financial Statements.

#Non-Income Producing Security.

ADR--American Depository Receipt.

--------------------------------------------------------------------------------------------
AT MARCH 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------
                                                                AMOUNT                  PER
                                                                 (000)                SHARE
--------------------------------------------------------------------------------------------
Paid in Capital                                               $262,858               $13.35
Undistributed Net
  Investment Income                                              1,761                  .09
Accumulated Net Realized Gains                                   7,327                  .37
Unrealized Appreciation--Note E                                 78,846                 4.01
--------------------------------------------------------------------------------------------
NET ASSETS                                                    $350,792               $17.82
============================================================================================

--------------------------------------------------------------------------------------------
                                                                                     MARKET
SMALL COMPANY                                                                        VALUE*
GROWTH PORTFOLIO                                                SHARES                (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS (93.4%)
--------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (7.2%)
  Air Express International Corp.                                9,000             $    285
# Boyd Brothers Transportation, Inc.                            20,000                   85
  Coachmen Industries, Inc.                                      5,000                   94
  Expeditors International of
     Washington, Inc.                                           16,000                  384
  Frozen Food Express
     Industries, Inc.                                            6,000                   56
  Harper Group, Inc.                                            12,000                  263
# Heartland Express, Inc.                                       33,250                  632
# Kirby Corp.                                                   40,000                  680
# Midwest Express Holdings, Inc.                                15,000                  568
# Offshore Logistics, Inc.                                      30,000                  476
# RailTex, Inc.                                                 30,500                  488
                                                                          ------------------
                                                                                      4,011
                                                                          ------------------
CONSUMER DISCRETIONARY (14.8%)
# Action Performance Cos., Inc.                                 19,000                  371
  Claire's Stores, Inc.                                         12,000                  201
  Cooker Restaurant Corp.                                       60,000                  630
# The Dress Barn, Inc.                                          24,000                  405
# Filene's Basement Corp.                                       65,000                  439
# GT Interactive Software Corp.                                 97,500                  695
# ITI Technologies, Inc.                                        40,000                  570
# LodgeNet Entertainment Corp.                                  15,000                  148
     Marcus Corp.                                               30,100                  658
# NFO Research Inc.                                             14,800                  252
# Play-By-Play Toys & Novelties, Inc.                           40,500                  506
# Renters Choice, Inc.                                          22,000                  311
# Rex Stores Corp.                                              32,500                  288
# Rockshox, Inc.                                                18,000                  263
# Service Experts Inc.                                          40,000                  860
# Sonic Corp.                                                   30,000                  409
# Tuesday Morning, Inc.                                         40,000                1,280
                                                                          ------------------
                                                                                      8,286
                                                                          ------------------
CONSUMER STAPLES (0.6%)
# Whole Foods Market, Inc.                                      16,500                  340

FINANCIAL SERVICES (14.0%)
# Compdent Corp.                                                20,200                  566
# Concord EFS, Inc.                                             20,250                  380
# E*TRADE Group, Inc.                                           22,000                  396
  Fidelity National Financial, Inc.                             33,000                  396
  First Washington Realty Trust,
     Inc. REIT                                                  23,000                  520
  Health Care REIT, Inc.                                        10,000                  238
  Interra Financial, Inc.                                       15,000                  521
# Investment Technology
     Group, Inc.                                                27,500                  502
  Manufactured Home
     Communities, Inc. REIT                                     25,600                  560
  McGrath Rentcorp                                              13,000                  377
  Quick & Reilly Group, Inc.                                    32,250                  669
  Regency Realty Corp. REIT                                      8,500                  227
# Rent-Way, Inc.                                                38,000                  375
  Saul Centers, Inc. REIT                                       28,300                  439
  Sun Communities, Inc. REIT                                    19,600                  627
# SunGard Data Systems, Inc.                                     6,000                  261
# United Dental Care, Inc.                                      18,500                  500
  Walden Residential Properties,
     Inc. REIT                                                  11,000                  265
                                                                          ------------------
                                                                                      7,819
                                                                          ------------------
HEALTH CARE (17.3%)
# Advanced Magnetics, Inc.                                      12,000                  162
# Angeion Corp.                                                115,700                  477
  Arrow International, Inc.                                     25,400                  768
  Ballard Medical Products                                      30,000                  626
# Bio-Rad Laboratories, Inc. Class A                            21,600                  551
# Cell Genesys, Inc.                                            43,500                  266
# Centocor, Inc.                                                13,100                  400
# Cohr, Inc.                                                    14,300                  325
# Creative Biomolecules, Inc.                                   45,300                  340
# Cytotherapeutics, Inc.                                        34,200                  269
  Dentsply International                                         8,200                  410
# Genesis Health Ventures Inc.                                  17,000                  531
# Genome Therapeutics Corp.                                     42,000                  289
# Haemonetics Corp.                                             20,700                  367
# Harborside Healthcare Corp.                                   52,500                  617
# MDL Information Systems, Inc.                                 20,000                  625
# NABI, Inc.                                                    23,000                  154
# Pathogenesis Corp.                                            19,500                  483
# Patterson Dental Co.                                           5,000                  168
# Sofamor Danek Group Inc.                                      20,700                  748
  Sullivan Dental Products, Inc.                                39,300                  565
# Sybron International Corp.                                    13,000                  361
# Theratech, Inc.                                               20,000                  213
                                                                          ------------------
                                                                                      9,715
                                                                          ------------------
ENERGY (1.7%)
# Smith International, Inc.                                      8,000                  365
# Trico Marine Services, Inc.                                    9,000                  425
# Unit Corp.                                                    15,000                  135
                                                                          ------------------
                                                                                        925
                                                                          ------------------
MATERIALS & PROCESSING (1.9%)
  BMC Industries, Inc.                                           3,700                  105
# Lydall, Inc.                                                  18,000                  365
  UNR Industries, Inc.                                          35,000                  263
  Valmont Industries, Inc.                                       9,000                  344
                                                                          ------------------
                                                                                      1,077
                                                                          ------------------
PRODUCER DURABLES (11.0%)
# American Homestar Corp.                                        7,500                  128
  Applied Power, Inc.                                           27,000                1,134
# Brightpoint, Inc.                                             10,625                  173
# Cuno Inc.                                                     22,600                  347
# The Cherry Corp. Class A                                      30,400                  410
# Dionex Corp.                                                   5,000                  224
  Donaldson Co., Inc.                                           15,000                  521
# Fairfield Communities, Inc.                                   18,000                  450
# Hirsch International Corp. Class A                            37,250                  698
# IFR Systems, Inc.                                             17,000                  255
# Nobility Homes, Inc.                                          35,000                  429
# Palm Harbor Homes, Inc.                                       13,250                  278
# The Shaw Group, Inc.                                          30,000                  686
# Southern Energy Homes, Inc.                                   20,000                  198
# Tegal Corp.                                                   35,000                  188
# Verilink Corp.                                                 7,000                   41
                                                                          ------------------
                                                                                      6,160
                                                                          ------------------

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
                                                                SHARES                (000)
--------------------------------------------------------------------------------------------
TECHNOLOGY (22.0%)
# ACE*COMM Corp.                                                16,000           $      130
# Acxiom Corp.                                                   8,000                  115
# Advent Software, Inc.                                         25,000                  544
# ANADIGICS, Inc.                                               19,500                  526
# Arbor Software Corp.                                          32,500                  813
# Auspex Systems, Inc.                                           6,000                   69
# Avid Technology, Inc.                                         10,000                  131
# Aware, Inc.                                                    5,000                   47
# DH Technology, Inc.                                           12,000                  187
# Davox Corp.                                                   21,000                  625
# Documentum, Inc.                                              34,500                  621
# ESS Technology, Inc.                                          30,000                  727
# Harmonic Lightwaves, Inc.                                     18,000                  241
# Lightbridge, Inc.                                             49,000                  337
# Mechanical Dynamics, Inc.                                     36,000                  252
# Oak Technology, Inc.                                          64,000                  648
# Orcad, Inc.                                                   47,000                  353
# Pinnacle Systems, Inc.                                        34,000                  459
# Pure Atria Software Corp.                                     34,950                  585
# Red Brick Systems, Inc.                                       33,500                  456
# Remedy Corp.                                                  16,500                  631
# S3, Inc.                                                      57,000                  741
# Security Dynamics
     Technologies, Inc.                                         26,000                  637
# Speedfam International, Inc.                                  15,200                  490
# Sterling Electronics Corp.                                    16,800                  199
# Structural Dynamics
     Research Corp.                                             39,000                  799
# Trident International, Inc.                                   20,000                  375
# VWR Scientific Products Corp.                                  1,000                   15
# Visio Corp.                                                   14,500                  566
                                                                          ------------------
                                                                                     12,319
                                                                          ------------------
UTILITIES (0.8%)
# Tucson Electric Power Co.                                     30,000                  431

OTHER (2.1%)
# Hvide Marine, Inc. Class A                                    11,000                  250
  Teleflex Inc.                                                  5,000                  264
# Total Control Products, Inc.                                  30,000                  236
# Vistana, Inc.                                                 40,000                  450
                                                                          ------------------
                                                                                      1,200
                                                                          ------------------
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $55,865)                                                                     52,283
--------------------------------------------------------------------------------------------
                                                                  FACE
                                                                AMOUNT
                                                                 (000)
--------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (8.9%)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.35%, 4/1/97
  (COST $4,963)                                                 $4,963                4,963
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.3%)
  (COST $60,828)                                                                     57,246
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)
--------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                           1,614
Liabilities--Note F                                                                  (2,885)
                                                                          ------------------
                                                                                     (1,271)
--------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------
Applicable to 6,325,538 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)                                           $55,975
============================================================================================

NET ASSET VALUE PER SHARE                                                             $8.85
============================================================================================

*See Note A in Notes to Financial Statements.

#Non-Income Producing Security.

REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------------------
AT MARCH 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------
                                                                AMOUNT                  PER
                                                                 (000)                SHARE
--------------------------------------------------------------------------------------------
Paid in Capital                                                $61,985                $9.81
Undistributed Net
  Investment Income                                                153                  .02
Accumulated Net Realized Losses                                 (2,581)                (.41)
Unrealized Depreciation--Note E                                 (3,582)                (.57)
--------------------------------------------------------------------------------------------
NET ASSETS                                                     $55,975                $8.85
============================================================================================

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
INTERNATIONAL PORTFOLIO                                         SHARES                (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS (94.9%)
--------------------------------------------------------------------------------------------
ARGENTINA (0.2%)
  YPF SA ADR                                                    15,000            $     397
                                                                          ------------------
AUSTRALIA (0.6%)
  Broken Hill Proprietary Ltd.                                  49,000                  653
  News Corp. Ltd.                                               38,084                  178
  News Corp. Ltd. Pfd.                                          19,000                   74
  WMC Ltd.                                                      35,000                  221
                                                                          ------------------
                                                                                      1,126
                                                                          ------------------
BELGIUM (0.9%)
# Credit Communal Holdings/Dexia                                15,500                1,719
                                                                          ------------------
BRAZIL (2.3%)
  Telecomunicacoes
     Brasileiras SA ADR                                         33,341                3,410
  Usiminas-Usinas Siderurgicas
     de Minas Gerais SA ADR                                     90,000                1,001
                                                                          ------------------
                                                                                      4,411
                                                                          ------------------
CANADA (2.2%)
  Canadian Pacific Ltd.                                         43,000                1,029
  Noranda, Inc.                                                 87,000                1,930
  Royal Bank of Canada                                          33,000                1,283
                                                                          ------------------
                                                                                      4,242
                                                                          ------------------
CHILE (0.2%)
  Compania de Telecomunicaciones
     de Chile SA ADR                                            13,600                  390
                                                                          ------------------
DENMARK (0.8%)
  Den Danske Bank A/S                                           16,000                1,442
                                                                          ------------------
FINLAND (0.1%)
# UPM-Kymmene Oy                                                 9,300                  206
                                                                          ------------------
FRANCE (7.4%)
  Compagnie Generale des Eaux SA                                18,200                2,474
  Compagnie Generale des
     Establissements Michelin
     SCA B Shares                                               32,000                1,902
  Compagnie de Saint-Gobain SA                                  12,000                1,816
  Compagnie des Gaz de Petrole
     Primagaz SA                                                 6,600                  682
# Compagnie des Gaz de Petrole
     Primagaz Warrants Exp. 6/30/98                                600                   12
  Elf Aquitaine SA                                              45,600                4,675
# SGS-Thomson Microelectronics
     NV ADR                                                     28,150                1,862
  Valeo SA                                                      12,126                  815
                                                                          ------------------
                                                                                     14,238
                                                                          ------------------
GERMANY (6.5%)
  Bayer AG                                                      69,000                2,870
  Buderus AG                                                       520                  259
  Linde AG                                                       1,900                1,338
  Mannesmann AG                                                  4,100                1,568
  SGL Carbon AG                                                  2,000                  275
  Siemens AG                                                    23,000                1,239
  Veba AG                                                       75,000                4,246
  Wella AG Pfd.                                                  1,000                  551
                                                                          ------------------
                                                                                     12,346
                                                                          ------------------
HONG KONG (5.0%)
  Cheung Kong Holdings Ltd.                                    177,000                1,559
  Citic Pacific Ltd.                                           199,000                  986
  HSBC Holdings PLC                                             60,600                1,408
  Hong Kong Electric Holdings Ltd.                             115,000                  406
  Hutchison Whampoa Ltd.                                       227,000                1,706
  Sun Hung Kai Properties Ltd.                                 141,000                1,492
  Swire Pacific Ltd. A Shares                                  143,000                1,126
  Wharf Holdings Ltd.                                          243,000                  930
                                                                          ------------------
                                                                                      9,613
                                                                          ------------------
INDONESIA (0.8%)
  PT Gudang Garam (Foreign)                                     96,000                  419
  PT Indofood Sukses Makmur
     (Foreign)                                                 210,000                  464
  PT Telekomunikasi Indonesia ADR                               22,000                  663
                                                                          ------------------
                                                                                      1,546
                                                                          ------------------
ITALY (0.4%)
  Telecom Italia Mobile SPA                                    269,000                  774
                                                                          ------------------
JAPAN (23.6%)
  Bridgestone Corp.                                            147,000                2,755
  DDI Corp.                                                        250                1,577
  Dai-Nippon Printing Co., Ltd.                                 47,000                  786
  East Japan Railway Co.                                           220                  897
  Fanuc Co., Ltd.                                                8,000                  246
  Fuji Photo Film Co., Ltd.                                    139,000                4,569
  Hirose Electric Co., Ltd.                                     10,500                  576
  Ito-Yokado Co., Ltd.                                          63,000                2,799
  Keyence Corp.                                                  6,600                  752
  Kuraray Co., Ltd.                                             62,000                  500
  Kyocera Corp.                                                 11,000                  624
  Mabuchi Motor Co.                                             24,000                1,181
  Matsushita Electric Industrial
     Co., Ltd.                                                 150,000                2,338
  Mitsui & Co., Ltd.                                           183,000                1,342
  Murata Manufacturing Co., Ltd.                                85,000                3,048
  Nippon Steel Corp.                                           629,000                1,727
  Nippon Television Network                                      1,000                  274
  Nissei Sangyo Co.                                             42,000                  434
  Omron Corp.                                                   77,000                1,368
  SMC Corp.                                                     33,000                2,300
  Seino Transportation Co., Ltd.                                45,000                  440
  Shin-Etsu Chemical Co., Ltd.                                  32,000                  607
  Showa Shell Sekiyu                                            55,000                  385
  Skylark Co., Ltd.                                             22,000                  299
  Sumitomo Electric Industries Ltd.                             99,000                1,343
  Takeda Chemical Industries Ltd.                              230,000                4,811
  Toho Co., Ltd.                                                 7,500                  975
  Tokio Marine & Fire
     Insurance Co.                                             226,000                2,300
  Tokyo Electron Ltd.                                           17,600                  583
  Tokyo Style Co.                                               20,000                  221
  Toppan Printing Co., Ltd.                                    136,000                1,582
  Toyota Motor Corp.                                            60,000                1,517
                                                                          ------------------
                                                                                     45,156
                                                                          ------------------

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
                                                                SHARES                (000)
--------------------------------------------------------------------------------------------
KOREA (0.6%)
  Korea Electric Power Corp.                                    15,000            $     436
  Korea Mobile
     Telecommunications Corp.                                      515                  461
  Pohang Iron & Steel Co., Ltd.                                  2,540                  156
                                                                          ------------------
                                                                                      1,053
                                                                          ------------------
MALAYSIA (2.0%)
  Edaran Otomobil Nasional Bhd.                                 64,000                  645
  Genting Bhd.                                                  88,500                  600
  Malayan Banking Bhd.                                          99,000                1,128
  Telekom Malaysia Bhd.                                         91,000                  708
  United Engineers Malaysia Bhd.                                92,000                  802
                                                                          ------------------
                                                                                      3,883
                                                                          ------------------
MEXICO (0.8%)
  Cementos de Mexico SA de
     CV ADR                                                    150,000                1,087
  Cifra SA de CV ADR                                           350,000                  465
                                                                          ------------------
                                                                                      1,552
                                                                          ------------------
NETHERLANDS (13.2%)
  ABN AMRO Holding NV                                           27,000                1,857
  Delft Instruments NV                                          12,000                  256
  Elsevier NV                                                   45,870                  746
# Getronics NV                                                  81,192                2,640
  Hagemeyer NV                                                   7,400                  629
  Heineken NV                                                   10,500                1,833
  ING Groep NV                                                 198,000                7,801
  Koninklijke Ahold NV                                          31,200                2,174
  Oce-Van Der Grinten NV                                        16,076                2,081
  Philips Electronics NV                                        85,000                3,965
  Samas Groep NV                                                 8,468                  370
  Verenigde Nederlandse
     Uitgeversbedrijven
     Verenigd Bezit                                             41,000                  844
                                                                          ------------------
                                                                                     25,196
                                                                          ------------------
PHILIPPINES (1.6%)
  Ayala Land, Inc. Class B                                   1,471,875                1,675
  Manila Electric Co. Class B                                   91,000                  725
  Philippine Long Distance
     Telephone Co.                                              12,000                  721
                                                                          ------------------
                                                                                      3,121
                                                                          ------------------
SINGAPORE (1.7%)
  DBS Land Ltd.                                                162,000                  554
  Development Bank of
     Singapore Ltd. (Foreign)                                   50,000                  581
  Keppel Corp., Ltd.                                            61,000                  384
  Overseas-Chinese Banking
     Corp. Ltd. (Foreign)                                       44,800                  533
  Singapore Airlines Ltd. (Foreign)                             32,000                  257
  Singapore Press Holdings Ltd.
     (Foreign)                                                  30,600                  557
  Wing Tai Holdings Ltd.                                       138,000                  407
                                                                          ------------------
                                                                                      3,273
                                                                          ------------------
SWEDEN (3.5%)
  Astra AB B Shares                                             43,000                2,023
  Electrolux AB B Shares                                        14,000                  892
  LM Ericsson Telephone AB
     B Shares                                                   43,000                1,518
  Svenska Handelsbanken AB
     A Shares                                                   70,000                2,137
                                                                          ------------------
                                                                                      6,570
                                                                          ------------------
SWITZERLAND (8.7%)
  ABB AG (Bearer)                                                3,000                3,603
  Adecco SA (Bearer)                                             4,000                1,302
# Ciba Specialty Chemicals AG
     (Registered)                                                6,180                  511
  Novartis AG (Registered)                                       6,500                8,058
  Roche Holding AG
     (Dividend-Right Certificates)                                 357                3,084
                                                                          ------------------
                                                                                     16,558
                                                                          ------------------
THAILAND (0.6%)
  Bangkok Bank PLC (Foreign)                                    48,000                  466
  Land & House PLC (Foreign)                                    59,000                  302
  Thai Farmers Bank PLC (Foreign)                               54,000                  351
# Thai Farmers Bank PLC
     Warrants Exp. 9/15/02                                       6,750                    3
                                                                          ------------------
                                                                                      1,122
                                                                          ------------------
UNITED KINGDOM (11.2%)
  Asda Group PLC                                               800,000                1,438
  Barclays PLC                                                  60,100                1,017
  British Airways PLC                                           50,000                  539
  British Land Co., PLC                                         84,000                  746
  British Petroleum Co., PLC                                   299,335                3,470
  British Steel PLC                                            180,000                  482
  Cable and Wireless PLC                                       110,000                  889
  Daily Mail & General Trust Class A                            30,000                  813
  David S. Smith Holdings PLC                                  100,000                  409
  De La Rue PLC                                                 25,000                  229
  EMI Group PLC                                                 40,000                  730
  Enterprise Oil PLC                                           102,000                1,085
  MFI Furniture Group PLC                                      600,000                1,429
  RTZ Corp. PLC                                                154,000                2,435
  Rank Group PLC                                               250,000                1,741
  Tesco PLC                                                    330,000                1,897
  Thorn PLC                                                     40,000                  108
  United News & Media PLC                                       60,000                  743
  Vodafone Group PLC                                           150,000                  687
  Zeneca Group PLC                                              20,000                  579
                                                                          ------------------
                                                                                     21,466
                                                                          ------------------
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $155,631)                                                                   181,400
--------------------------------------------------------------------------------------------
                                                                  FACE
                                                                AMOUNT
                                                                 (000)
--------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.7%)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.35%, 4/1/97
  (COST $9,076)                                                 $9,076                9,076
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
  (COST $164,707)                                                                   190,476
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE*
INTERNATIONAL PORTFOLIO                                                               (000)
--------------------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES (0.4%)
--------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                      $   35,684
Liabilities--Note F                                                                 (34,963)
                                                                          ------------------
                                                                                        721
--------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------
Applicable to 14,703,222 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)                                          $191,197

============================================================================================

NET ASSET VALUE PER SHARE                                                            $13.00
============================================================================================

*See Note A in Notes to Financial Statements.

#Non-Income Producing Security.

ADR--American Depository Receipt.

--------------------------------------------------------------------------------------------
                                                                AMOUNT                  PER
                                                                 (000)                SHARE
--------------------------------------------------------------------------------------------
AT MARCH 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------
Paid in Capital                                               $163,978               $11.15
Undistributed Net Investment
  Income--Note D                                                   587                  .04
Accumulated Net Realized
  Gains--Note D                                                    866                  .06
Unrealized Appreciation--Note E
  Investment Securities                                         25,769                 1.75
  Foreign Currencies and
     Forward Currency Contracts                                     (3)                  --
--------------------------------------------------------------------------------------------
NET ASSETS                                                    $191,197               $13.00
============================================================================================

                                                                      F-642-3/97